                                                                   EXHIBIT 10.70


                               WORLD CARPETS, INC.
                               ------------------

                           SAVINGS AND RETIREMENT PLAN
                           ---------------------------

                     (AS AMENDED AND RESTATED JANUARY 1, 1989)
                      ---------------------------------------

                               WORLD CARPETS, INC.
                               ------------------

                           SAVINGS AND RETIREMENT PLAN
                           ---------------------------

                    (AS AMENDED AND RESTATED JANUARY 1, 1989)
                     ---------------------------------------

                                    CONTENTS
                                    --------

ARTICLE 1    BASIC PROVISIONS
     1.1     Names of the Plan and Trust                                           1
     1.2     Dates                                                                 1
     1.3     Appointment of Administrator                                          2
     1.4     Designated Agent for Service of Process                               2
     1.5     Eligibility Requirements to Participate in the Plan                   2
     1.6     Employer Contributions                                                3
     1.7     Definition of Compensation                                            4
     1.8     Amount of Compensation Considered in
                Allocating Employer Contributions for Year
                Participant Enters or Reenters the Plan                            4
     1.09    Salary Reduction Contributions                                        4
     1.10    Formula for Allocation of Employer Contributions                      5
     1.11    Participants to Whom Matching Employer Contributions and
                Forfeitures will be Allocated                                      5
     1.12    Normal Retirement Date                                                5
     1.13    Requirements for Delayed Retirement                                   5
     1.14    Requirements for Early Retirement                                     5
     1.15    Vesting of Benefits                                                   5
     1.16    Date Used for Valuing the Accounts of a Retired, Deceased,
                or Terminated Participant                                          6
     1.17    Purchase of Life Insurance                                            6
     1.18    Pre-Termination Distributions                                         6
     1.19    Loans to Participants                                                 6
     1.20    Direction of Investments by Participants                              6
     1.21    Direction of Investments by Employer                                  6
     1.22    Effect of Membership in Another Plan
                Requiring Contributions from Employer                               6
     1.23    Related Organization                                                  6
     1.24    Method of Determining Hours of Service                                6
     1.25    Top-Heavy - Vesting Schedule                                          6
     1.26    Top-Heavy - Minimum Benefit                                           7
     1.27    Top-Heavy - Additional Minimum Benefit                                7
     1.28    Top-Heavy - Coordination of Minimum Benefits
                 If Employer Maintains Other Top-Heavy Plans                       7

ARTICLE 2    DEFINITIONS
     2.1     Administrator                                             8
     2.2     Beneficiary                                               8
     2.3     Code                                                      8
     2.4     Compensation                                              8
     2.5     Contract                                                  9
     2.6     Deferred Compensation                                     9
     2.7     Delayed Retirement Date                                   9
     2.8     Disabled                                                  9
     2.9     Disability Retirement Date                                9
     2.10    Employer's Elective Contribution                          9
     2.11    Employer's Non-Elective Contribution                      9
     2.12    ERISA                                                     9
     2.13    Early Retirement Date                                     9
     2.14    Employee                                                  9
     2.15    Excess Deferred Compensation                             10
     2.16    Employer                                                 10
     2.17    50% Joint and Survivor Annuity                           10
     2.18    Fiscal Year                                              10
     2.19    Fund                                                     10
     2.20    Highly Compensated Employee                              10
     2.21    Insurer                                                  12
     2.22    Investment Manager                                       12
     2.23    Key Employee                                             13
     2.24    Normal Retirement Date                                   14
     2.25    Owner-Employee                                           14
     2.26    Participant                                              14
     2.27    Party In Interest                                        14
     2.28    Plan                                                     14
     2.29    Plan Year                                                14
     2.30    Self-Employed Individual                                 14
     2.31    Shareholder-Employee                                     14
     2.32    Spouse's Annuity                                         15
     2.33    Top Paid Group                                           15
     2.34    Transfer Account                                         16
     2.35    Trust                                                    16
     2.36    Trustee                                                  16

                              CONTENTS CONTINUED
                              ------------------

ARTICLE 3    PARTICIPATION, SERVICE, ETC.
     3.1     Participation                                                            17
     3.2     Service                                                                  18
     3.3     Leave of Absence                                                         23
     3.4     Transfers Between Employer and Related Organizations                     24
     3.5     Membership in Another Plan Requiring Contributions from Employer         25
     3.6     Leased Employees                                                         26
     3.7     Omissions of Eligible Employee                                           26

ARTICLE 4    CONTRIBUTIONS

     4.1     Contributions by Employer                                                27
     4.2     Determination of Contributions by Employer                               27
     4.3     Non-Reversion of Employer Contributions                                  27
     4.4     Salary Reduction Contributions                                           27
     4.5     Special Adjustments to Satisfy Certain Coverage Tests                    36
     4.6     Actual Contribution Percentage Tests                                     36
     4.7     Adjustment to Actual Contribution Percentage Tests                       40
     4.8     Transfer of Assets from Another Qualified Plan (Other than
                HR-10 Plan)                                                           43
     4.9     Limitations on Distribution                                              43

ARTICLE 5    ALLOCATION OF CONTRIBUTIONS

     5.1     Accounts                                                                 45
     5.2     Allocation Dates                                                         45
     5.3     Allocation Procedure                                                     45
     5.4     Charging of Payments and Distributions                                   46
     5.5     Allocation and Crediting of Forfeitures                                  46
     5.6     Allocation and Crediting of Employer Contributions                       47
     5.7     Participants to Whom Employer Contributions and Forfeitures
                will be Allocated                                                     48
     5.8     Crediting of Participant Contributions                                   48
     5.9     Section 415 Limitations                                                  48

ARTICLE 6    FUNDING MEDIUM AND INVESTMENTS

     6.1     Funding Medium                                                           57
     6.2     Direction of Investments by Investment Manager                           57
     6.3     Direction of Investments by Participants                                 57
     6.4     Direction of Investments by Employer                                     57

                               CONTENTS CONTINUED
                               ------------------

     6.5     Purchase of Contracts                                                    57
     6.6     Limitations on the Payment of Premiums
               for Contracts                                                          58
     6.7     Cancellation of Contracts                                                59
     6.8     Status of Insurer                                                        59

ARTICLE 7    RETIREMENT DATES

     7.1     Normal Retirement Date                                                   60
     7.2     Delayed Retirement Date                                                  60
     7.3     Early Retirement Date                                                    60
     7.4     Disability Retirement Date                                               60

ARTICLE 8    DISTRIBUTIONS AND LOANS

     8.1     Distributions  -  Normal Retirement                                      62
     8.2     Distributions  -  Delayed Retirement                                     62
     8.3     Distributions  -  Early Retirement                                       62
     8.4     Distributions  -  Disability Retirement                                  63
     8.5     Distributions  -  Death                                                  63
     8.6     Distributions  -  Termination of Employment                              65
     8.7     Valuation of Accounts                                                    68
     8.8     Distribution of Contracts                                                69
     8.9     Pre-Termination Distributions                                            69
     8.10    Loans to Participants                                                    71

ARTICLE 9    METHODS AND MEDIUMS OF DISTRIBUTION, LIMITATIONS, ETC.

     9.1     Claim Forms                                                              74
     9.2     Restrictions on Distributions                                            74
     9.3     Method of Distribution to Participants                                   74
     9.4     Date Distribution of Accounts Must Begin
               and Must be Completed                                                  75
     9.5     Distributions upon Death of Participant                                  76
     9.6     Distributions to Incompetents                                            76
     9.7     Duty of Administrator to Inform Participants
               of Right to Distribution                                               76
     9.8     Duty of Participants to Inform Administrator
               of Address                                                             77
     9.9     Right to Make Partial Distributions                                      77
     9.10    Transfer to Plan of New Employer                                         78

                               CONTENTS CONTINUED
                               ------------------

     9.11    Date Employer Contribution Account Must Be 100% Vested                   78
     9.12    Right to Repay Distribution Received on
              Termination of Participation in the Plan                                78

ARTICLE 10   AMENDMENT AND TERMINATION OF THE PLAN

     10.1    Right of Employer to Amend the Plan                                      81
     10.2    Limitations on Right of Employer to Amend the Plan                       81
     10.3    Partial Termination of the Plan by Employer                              81
     10.4    Termination of the Plan by Employer                                      81
     10.5    Procedure for Termination of the Plan                                    82
     10.6    Merger and Consolidation of the Plan -
               Transfer of Plan Assets                                                82
     10.7    Amendment of Vesting Schedule - Right to
               Elect Former Vesting Schedule                                          82
     10.8    Exclusive Benefit of Fund                                                83
     10.9    Return of Employer Contributions Because of
               Failure of the Plan to Qualify, Mistake of
               Fact, or Disallowance of Deduction                                     84

ARTICLE 11   ADMINISTRATION OF THE PLAN

     11.1    Employer to be Administrator of the Plan                                 85
     11.2    Delegation of Powers and Duties and
              Allocation of Fiduciary Responsibilities                                85
     11.3    Powers of Administrator                                                  85
     11.4    Rules for Operation of Committee                                         87
     11.5    Records                                                                  88
     11.6    Roster of Parties in Interest                                            88
     11.7    Good Faith Reliance on Records and Reports                               88
     11.8    Standard of Conduct                                                      88
     11.9    Indemnification by Employer                                              88
     11.10   Fiduciary Liability Insurance                                            88
     11.11   Bonding                                                                  89
     11.12   Claims Procedure                                                         89
     11.13   Procedure for Establishing Funding Policy                                90

                               CONTENTS CONTINUED
                               ------------------

ARTICLE 12   GENERAL PROVISIONS

     12.1    Construction                                                              91
     12.2    Prohibition Against Assignment, Etc.                                      91
     12.3    Discrimination                                                            92
     12.4    Benefits Supported Only by Plan Assets                                    92
     12.5    Notification of Employees and Participants
               Regarding Applications for Determination
               and Declaratory Judgments                                               92
     12.6    Legal Actions                                                             92
     12.7    Payment of Claims                                                         93

ARTICLE 13   TOP-HEAVY PLAN REQUIREMENTS

     13.1    General Limitation                                                        94
     13.2    Limitation on Annual Compensation                                         94
     13.3    Vesting                                                                   94
     13.4    Minimum Benefit                                                           95
     13.5    Additional Minimum Benefit                                                96
     13.6    Modification of Section 415 Limitations                                   96
     13.7    Coordination of Minimum Benefits If
               Employer Maintains Other Top-Heavy Plans                                97
     13.8    Determination of Top-Heaviness                                            97
     13.9    Determination of Super Top-Heaviness                                      98
     13.10   Determination of Accrued Benefit and
               Account Balance                                                         99
     13.11   Aggregation of Plans                                                     100
     13.12   Affiliated Employers                                                     100
     13.13   Definitions That Relate to Top-Heavy Plans                               101

ARTICLE 14   ADOPTION OF PLAN BY PARTICIPATING EMPLOYERS

     14.1    Adoption of the Plan by Participating Employers                          104
     14.2    Construction of the Plan with Respect to
               Participating Employers                                                104
     14.3    Employer Appointed Agent of Participating Employers                      104
     14.4    Decisions and Directions of Employer and
               Administrator Binding Upon Participating Employers                     104
     14.5    Participating Employer's Contribution                                    104
     14.6    Trust for Participating-Employer                                         105
     14.7    Termination of Participation by Participating Employers                  105

ARTICLE 15   ELIGIBLE ROLLOVERS                                                       106

                              WORLD CARPETS, INC.
                              -------------------

                          SAVINGS AND RETIREMENT PLAN
                          ---------------------------

                    (AS AMENDED AND RESTATED JANUARY 1, 1989)
                    -----------------------------------------


          WHEREAS, the Employer established a Savings and Retirement Plan, effective as of January 1, 1989, for the sole and exclusive benefit of its Employees; and

          WHEREAS, the Employer desires to amend and restate the Plan to incorporate changes required by regulations issued by the Internal Revenue Service; and

          WHEREAS, the Employer has approved and authorized the amendment and restatement of the Plan as set forth in this instrument;

          NOW, THEREFORE, the Employer amends and restates the Plan as follows:


                                   ARTICLE I

                               BASIC PROVISIONS

          This Article 1 contains the basic provisions of the Employer's Plan.
               ---------
These basic provisions are amplified by and are subject to the limitations and conditions contained in the remaining provisions of the Plan. The numbers in brackets following the name of certain paragraphs of this Article I refer to the other paragraphs of the Plan dealing with the subject matter of the paragraph.

          1.1  Names of the Plan and Trust. The name of the Plan is the "World
               ---------------------------
Carpets, Inc. Savings and Retirement Plan" and the name of the Trust is the "World Carpets, Inc. Savings and Retirement Trust."

          1.2  Dates.
               -----

               (a)  Effective Date. The Plan was originally effective as of
                    --------------
January 1, 1989, and this amended and restated Plan shall be effective as of January 1, 1989.

               (b)  Plan Year [2.29]. The first Plan Year was a short Plan Year
                    ----------------
beginning on January 1, 1989 and ending on the payroll date nearest December 31, 1989. Each subsequent Plan Year shall be the 52-53 week period ending on the payroll date nearest each December 31.

               (c)  Allocation Dates [5.2]. The Allocation Dates shall be the
                    ----------------------
last day of the sixth month of the Plan Year and the last day of the Plan Year.

          1.3  Appointment of Administrator [ 11.1].  World Carpets, Inc. shall
               ------------------------------------
be the Administrator of the Plan.

          1.4  Designated Agent for Service of Process of [12.6]. The
               -------------------------------------------------
Administrator shall be the designated agent for service of process.

          1.5  Eligibility Requirements to Participate in the Plan.
               ---------------------------------------------------

               (a)  Age and Service Requirements [3.1(a)].
                    -------------------------------------

                    (i) An Employee shall become a Participant in the Plan on January 1, 1989, if, on such date

                         (A)  he is employed by the Employer and is in the class
of Employees eligible to participate in the Plan,

                         (B)  he has completed one (1) Year of Service, and

                         (C)  he has agreed in writing to make a salary
reduction contribution to the Plan.

                    (ii) An Employee who is not eligible to become a Participant in the Plan on January 1, 1989, or an Employee who is hired after January 1, 1989, shall become a Participant in the Plan on the Entry Date coinciding with or next following the date he satisfies each of the following requirements:

                         (A)  he is employed by the Employer and is in the class
of Employees eligible to participate in the Plan,

                         (B)  he has completed one (1) Year of Service, and

                         (C)  he has agreed in writing to make a salary
reduction contribution to the Plan.

               (b)  Entry Date. The term "Entry Date" shall mean each January 1
                    ----------
and each July 1.

               (c)  Class of Eligible Employees. The class of Employees eligible
                    ---------------------------
to participate in the Plan is all Employees except leased employees and except those Employees who are included in a collective bargaining unit that has bargained in good faith with the Employer regarding retirement benefits.

               (d)  Application Forms. A written application form on which the
                    -----------------
Employee specifies the amount of his initial salary reduction contribution shall be required of Employees in order to participate in the Plan.

          1.6  Employer Contributions [4.1].
               ----------------------------

                (a)  Salary Reduction Contributions. Subject to the limitations
                    ------------------------------
of Subparagraph (b) of Paragraph 4.4 (Salary Reduction Contributions), the
   -----------------   -------------
Employer shall contribute to the Plan for each Plan Year an amount that is equal to the sum of the contributions required by the salary reduction agreements entered into between the Employer and the Participants for the Plan Year.


               (b)  Matching Employer Contributions. The Employer shall
                    -------------------------------
determine each year the amount which it shall contribute to the Plan as a matching contribution. Any matching contributions shall be allocated to those Participants who contribute to the Plan under Paragraph 1.6 during the six
                                              -------------
months period for which such matching contribution is made to the Plan for each Participant. Each Participant's share of any matching contribution will be determined from the appropriate table below as a percentage of the Participant's salary reduction contribution for the Plan Year.

For Participants who enter the Plan on January 1, 1989, or, if the Employee was on an approved leave of absence on January 1, 1989, the first Entry Date on which the Employee was eligible to join the Plan

                                                   Matching
                Years of Service                   Percentage
                ----------------                   ----------
                     one                              25%
                     two                              50%
                     three                            75%
                     four or more                    100%


For all other Participants --                      Matching
Years of Participation in the Plan                 Percentage
                                                   ----------
                     one                              25%
                     two                              50%
                     three                            75%
                     four or more                    100%

For purposes of this Paragraph, a Year of Participation is any Plan Year during which the Participant had an account in the Plan, regardless of whether a Participant made a salary reduction contribution during that Year.

In no event, however, shall the Employer's matching contribution pursuant to this Subparagraph (b) for the benefit of a
     ----------------

Participant exceed Four percent (4%) of the Participant's Salary as defined in Paragraph 4.4 (Salary Reduction Contributions) for the Plan Year.
-------------

               (c)  Limitation. Notwithstanding the foregoing provisions of this
                    ----------
Paragraph 1.6, the total amount the Employer may contribute to the Plan for each
-------------
Plan Year for the benefit of all Participants shall not exceed the maximum amount deductible under Section 404 of the Code from the Employer's income for the Fiscal Year coinciding with or ending with the Plan Year.

          1.7  Definition of Compensation [2.4]. The term "Compensation" shall
               --------------------------------
mean the total amount paid to a Participant by the Employer during a Plan Year including any amount the Employer contributed to the Plan for the Plan Year pursuant to Subparagraph (a) (Salary Reduction Contributions) of Paragraph 1.6
            ------------ ---                                     -------------
(Employer Contributions) for the benefit: of the Participant.)

          1.8  Amount of Compensation Considered in Allocating Employer
               --------------------------------------------------------
Contributions for Year Participant Enters or Reenters the Plan [5.6(b)]. For the
-----------------------------------------------------------------------
Plan Year that a Participant enters or reenters the Plan, the amount of his Compensation that shall be considered in determining his share of Employer contributions for the Plan Year shall be his Compensation for the portion of the Plan Year during which he was a Participant in the Plan.

          1.9  Salary Reduction Contributions [4.4].
               ------------------------------------

               (a) Salary reduction contributions shall be permitted. During the election period for each Plan Year, a Participant may elect to enter into a written salary reduction agreement with the Employer for the Plan Year. Under the agreement, the Participant shall accept a reduction in Salary, and the Employer shall contribute to the Plan for the benefit of the Participant the amount by which the Participant's Salary is reduced.

               (b)  The percentage of his Salary, as defined in Paragraph 4.4
                                                                -------------
(Salary Reduction Contributions), that a Participant may elect to have the Employer contribute to the Plan for a Plan Year shall not be less than one percent (1%) or more than fifteen percent (15%), in multiples of one percent (1%). In no event may a Participant's salary reduction contribution for a Plan Year exceed $7,000 or such larger amount as may be designated by the Secretary of the Treasury.

               (c) A Participant may enter into a salary reduction agreement with the Employer at any time during the thirty-day period immediately preceding the Participant's Entry Date, and thereafter, on January 1 and July 1.

          1.10 Formula for Allocation of Employer Contributions [5.6(a)].
               ---------------------------------------------------------

               (a)  Salary Reduction Contributions. The Employer contributions
                    ------------------------------
for a Plan Year that are made for the benefit of a Participant pursuant to Subparagraph (a) (Salary Reduction Contributions) of Paragraph 1.6 (Employer
----------------                                     -------------
Contributions) shall be allocated and credited to the Participant's Salary Reduction Contribution Account.

               (b)  Matching Employer Contributions. The Employer contributions
                    -------------------------------
for a Plan Year that are made for the benefit of a Participant pursuant to Subparagraph (b) (Matching Employer Contributions) of Paragraph 1.6 (Employer
----------------                                      -------------
Contributions) shall be allocated and credited to the Participant's Employer Contribution Account.

          1.11 Participants to Whom Matching Employer Contributions Will Be
               ------------------------------------------------------------
Allocated [5.6(a)]. The Employer contributions for a Plan Year that are made
------------------
pursuant to Subparagraph (b) (Matching Employer Contributions) of Paragraph 1.6
            ----------------                                      -------------
(Employer Contributions) shall be allocated on each Allocation Date to the Employer Contribution Account.

               (a) of each Participant who has retired or has died during the Plan Year, and

               (b) of each Participant who satisfies either of the following requirements:

                    (i) he is employed by the Employer on the Allocation Date, or

                    (ii) his active employment was terminated since the last Allocation Date as a result of the elimination or closing of his division or plant or his layoff.

          1.12 Normal Retirement Date [7.1]. A Participant's Normal Retirement
               ----------------------------
Date shall be the first day of the month following his sixty-fifth (65th) birthday .

          1.13 Requirements for Delayed Retirement [7.2]. Delayed retirement
               -----------------------------------------
beyond Normal Retirement Date shall be permitted.

          1.14 Requirements for Early Retirement [7.3]. Early retirement shall
               ---------------------------------------
be permitted. A Participant who has completed five (5) Years of Service and who has attained his fifty-fifth (55th) birthday may retire before his Normal Retirement Date.

          1.15 Vesting of Benefits [8.6(b)]. A Participant will be 100% vested
               ----------------------------
in all his Salary Reduction Contribution Account, his Employer Contribution Account and any other Accounts in the Plan at all times.

          1.16 Date Used for Valuing the Accounts of a Retired, Deceased, or
               -------------------------------------------------------------
Terminated Participant [8.7]. The date used for valuing the accounts of a
----------------------------
retired, deceased, or terminated Participant, except accounts whose investment the Participant is directing, shall be the Allocation Date that coincides with, or next follows the date of his retirement (regardless of whether normal, early, or delayed), death, or other termination of employment.

          1.17 Purchase of Life Insurance [6.5(a)]. The purchase of life
               -----------------------------------
insurance on the lives of the Participants with the funds in their Employer Contribution Accounts shall not be permitted.

          1.18 Pre-Termination Distributions [8.9]. Pre-termination
               -----------------------------------
distributions to Participants from their Salary Reduction Contribution Accounts shall be permitted in the case of hardship, as provided in Paragraph 8.9.
                                                           --------------

          1.19 Loans to Participants [8.10]. Loans to Participants shall not be
               ----------------------------
permitted.

          1.20 Direction of Investments by Participants [6.3].  Participants
               ----------------------------------------------
shall be permitted to direct the investment of their accounts among funds approved by the Administrator.

          1.21 Direction of Investments by Employer [6.4]. The Employer shall
               ------------------------------------------
not be permitted to manage the investment of all or any portion of the Fund.

          1.22 Effect of Membership in Another Plan Requiring Contributions from
               -----------------------------------------------------------------
Employer [3.5]. If a Participant becomes a participant in another retirement or
--------------
profit-sharing plan that requires contributions from the Employer but that is not sponsored by the Employer, the Participant shall cease to participate in Employer contributions as provided in Paragraph 3.5 (Membership in Another Plan
                                      -------------
Requiring Contributions from Employer).

          1.23 Related Organizations [3.4]. There are no organizations
               ---------------------------
designated by the Employer as "related organizations" for purposes of determining a Participant's eligibility, Years of Service, and certain other matters.

          1.24 Method of Determining Hours of Service [3.2(e)]. The Hours of
               -----------------------------------------------
Service of an Employee or Participant shall be determined in the manner specified in Subparagraph (e) of Paragraph 3.2 (Service).
             ----------------    -------------

          1.25 Top-Heavy - Vesting Schedule [13.3(a)]. A
               ---------------------------------------

Participating Employee shall have a 100% vested interest in his Employer Contribution Account at all times.

          1.26 Top-Heavy - Minimum Benefit [13.4]. For each Plan Year in which
               ----------------------------------
this Plan is a Top-Heavy Plan, the Employer shall contribute to the Plan from its current or accumulated earnings or profits, for each Participating Employee, an amount that, when added to any other Employer contributions for the Plan Year and to any forfeitures to be reallocated for the Plan Year, will equal the smaller of the following percentages of the Participating Employee's Annual Compensation for the Plan Year:

               (i)  three percent (3%), or

               (ii) the largest percentage of Annual Compensation received by any Key Employee for the Plan Year.

          1.27 Top-Heavy - Additional Minimum Benefit [13.5]. No Employee who
               ---------------------------------------------
is a Participating Employee under this plan is participating under a defined benefit Top-Heavy Plan maintained by the Employer, therefore Paragraph 13.5
                                                             --------------
(Additional Minimum Benefit) does not apply to this Plan.

          1.28 Top-Heavy - Coordination of Minimum Benefits If Employer
               --------------------------------------------------------
Maintains Other Top-Heavy Plans [13.7]. In addition to this Plan, the Employer
--------------------------------------
maintained until June 30, 1991, the following qualified plan:

     World Carpets, Inc. Profit-Sharing Retirement Plan.

The minimum benefit requirement that applies to Top-Heavy Plans shall be satisfied in the following manner:

               (i) A Participating Employee who is not a Key Employee for the Plan Year and who is participating under this Plan, but not under the qualified plan named above, shall receive any required minimum benefit under this Plan, as provided in Paragraph 1.26 (Top-Heavy - Minimum Benefit).
            --------------

               (ii) A Participating Employee who is not a Key Employee for the Plan Year and who is participating under this Plan and under the qualified plan named above shall receive any required minimum benefit under this Plan, as provided in Paragraph 1.26 (Top-Heavy - Minimum Benefit) and in Paragraph 1.27
            --------------                                      --------------
(Top-Heavy - Additional Minimum Benefit) but no minimum benefit under the qualified plan named above.

               (iii) An Employee who is not a Key Employee for the Plan Year and who is participating under the qualified plan named above but is not a Participating Employee under this Plan shall receive any required minimum benefit under the qualified plan named above.

                                   ARTICLE 2
                                   ---------

                                 DEFINITIONS
                                 -----------

          When used in this Plan, each term defined in this Article 2 shall have
                                                            ---------
the following meaning unless a different meaning is clearly required by the context. Additional definitions are contained in Paragraph 3.2 (Service),
                                                 -------------
Paragraph 4.4 (Salary Reduction Contributions), Paragraph 5.9 (Section 415
-------------                                   -------------
Limitations), and Paragraph 13.13 (Definitions That Relate to Top-Heavy Plans).
                  ---------------

          2.1  Administrator - shall mean either the Employer or the person, or
               -------------
persons, or organization named in Article 1 to whom the Employer has delegated
                                  ---------
the responsibility of administering the Plan and complying with the reporting and disclosure requirements of ERISA.

          2.2  Beneficiary - shall mean the recipient or recipients designated,
               -----------
as provided in Paragraph 8.5 (Distributions - Death), by the Plan, by a
               -------------
Participant, or by the Administrator to receive any benefits payable under the Plan in the event of a Participant's death.

          2.3  Code - shall mean the Internal Revenue Code of 1986, as amended.
               ----
Reference to a section of the Code shall include (a) that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section, and (b) regulations promulgated thereunder.

          2.4  Compensation - shall have the meaning specified in Article 1,
               ------------                                       ---------
except as hereinafter provided. "Compensation" shall not include amounts contributed by the Employer under this Plan. For purposes of this Plan, a Participant's "Compensation" in excess of $200,000 (as indexed by the Secretary of the Treasury) shall be disregarded. In the case of a Self-Employed Individual, "Compensation" shall mean his "earned income," as defined in Section 401(c) (2) of the Code, from personal services rendered to the Employer in the trade or business with respect to which this Plan is adopted. For any Plan Year in which this Plan is a Top-Heavy Plan, "Compensation" shall not exceed the amount specified in Paragraph 13.2 (Limitation on Annual Compensation). In
                    --------------
determining the Compensation of a Participant for purposes of the Plan, the rules of Section 414(q) of the Code shall apply, except that in applying such rules, the family unit of a Participant shall be treated as a single employee (including the Participant) with one Compensation. The term "family unit" shall include (in addition to the Participant) only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of these rules, the adjusted $200,000 limitation is exceeded, then the $200,000 limitation shall be prorated among the affected individuals in the family unit in proportion to each such individual's Compensation as determined under this Paragraph prior to the application of this limitation.

          2.5 Contract - shall mean any contract issued by an Insurer under the
              --------
Plan, whether with or without an insurance element and whether an individual or a group contract.

          2.6 Deferred Compensation - shall mean the portion of a Participant's
              ---------------------
Compensation that is contributed to the Plan for a Plan Year as a salary reduction contribution pursuant to a Participant's deferral election under Paragraph 1.9 (a).
-----------------

          2.7  Delayed Retirement Date - shall mean the date on which a
               -----------------------
Participant who retires after his Normal Retirement Date pursuant to the provisions of Paragraph 7.2 (Delayed Retirement Date) actually retires from the
              -------------
Employer's service.

          2.8  Disabled - shall have the meaning, if any, specified in Article
               --------                                                -------
1.
-

          2.9  Disability Retirement Date - shall mean the date on which a
               --------------------------
Participant who retires before his Normal Retirement Date pursuant to the provisions of Paragraph 7.4 (Disability Retirement Date) actually retires from
              -------------
the Employer's service.

          2.10 Employer's Elective Contribution - shall mean the amount of the
               --------------------------------
total salary reduction contributions made during a Plan Year pursuant to Paragraph 1.6(a).
----------------

          2.11 Employer's Non-Elective Contribution - shall mean the sum of any
               ------------------------------------
matching contributions made by the Employer during a Plan Year pursuant to Paragraph 1.6 (b) of the Plan.
-----------------

          2.12 ERISA - shall mean the Employee Retirement Income Security Act of
               -----
1974. Reference to a section of ERISA shall include (a) that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section, and (b) regulations promulgated thereunder.

          2.13 Early Retirement Date - shall mean the date on which a
               ---------------------
Participant who retires before his Normal Retirement Date pursuant to the provisions of Paragraph 7.3 (Early Retirement Date) actually retires from the
              -------------
Employer's service.

          2.14 Employee - shall mean an individual who is employed by Employer
               --------
during a Plan Year, other than an independent contractor. "Employee" shall also mean an individual who is a Self-Employed Individual, an Owner-Employee, or a leased employee as described in Paragraph 3.6 (Leased Employees).
                                -------------

          2.15 Excess Deferred Compensation - shall mean, with respect to any
               ----------------------------
taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Paragraph 1.6(a) actually made on behalf of such Participant for such taxable
----------------
year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference.

          2.16 Employer - shall mean an individual, a partnership, an employee
               --------
organization, or a corporation (including an S Corporation as defined in Section 1361(a) of the Code) that adopts this Plan and executes this instrument. "Employer" shall also mean a successor to the Employer that adopts the Employer's Plan. An individual who is sole proprietor shall be considered to be his own Employer, and a partnership shall be considered to be the Employer of each partner.

          2.17 50% Joint and Survivor Annuity - shall mean an annuity that can
               ------------------------------
be purchased with the value of a Participant's accounts and that is payable for the life of the Participant with a survivor annuity for the life of his spouse equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his spouse.

          2.18 Fiscal Year - shall mean the taxable year of the Employer for
               -----------
Federal income tax purposes.

          2.19 Fund - shall mean the trust fund maintained, invested, and
               ----
administered by the Trustee under the Trust and from which Plan benefits and any other distributions and expenses of the Plan are paid or provided.

          2.20 Highly Compensated Employee - shall mean an Employee or former
               ---------------------------
Employee who is considered a highly compensated employee under Section 414(g) of the Code and any regulations thereunder and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

               (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" as defined in Paragraph
                                                                    ---------
          2.23.
          ----

               (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000.

               (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

               (d) Employees who during the "look-back year" were officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of
          (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code
          Section 415(b)(l) (A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

               (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year".

          The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period. However, if the Plan Year is a calendar year, or if another Plan of the Employer so provides, then the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). With respect to this election, it shall be applied on a uniform and consistent basis to all plans, entities, and arrangements of the Employer. For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts that would otherwise be excluded from a Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1) (B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b). Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look back year" begins.

          In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as

Employees and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o) (2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n) (5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. In addition, Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year".

If an Employee is, during a determination year or look-back year, a family member of a Highly Compensated Employee who is either a five percent owner or one of the ten most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the Highly Compensated Employee shall be aggregated in accordance with the requirements of Section 414(q) of the Code. In such case, the family member and the Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and the Highly Compensated Employee. For purposes of this Paragraph, "family member" includes the spouse and the lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

For purposes of this Paragraph, "415 Compensation" shall have the meaning prescribed in Paragraph 5.9(c)(ii).
              --------------------

          2.21 Insurer - shall mean the insurance company or companies
               -------
currently designated by the Employer for the purchase of Contracts by the Trustee or any insurance company from which Contracts have been purchased in the past, if provision for the purchase of Contracts is made in Article 1 or was
                                                            ---------
included in the Plan at some prior time.

          2.22 Investment Manager - shall mean any person (individual,
               ------------------
corporation, or other entity) other than the Trustee, Employer, or Administrator who has been designated as an Investment Manager by the Employer pursuant to
Article 1 and who
---------

                    (i) has the power to manage, acquire, or dispose of all or any portion of the Fund;

                    (ii) is registered as an investment adviser under the Investment Advisers Act of 1940; is a bank as defined in that Act; or is an insurance company qualified to perform investment management services under the laws of more than one state; and

                    (iii) has acknowledged in writing that he or it is a fiduciary with respect to the Plan.

          2.23 Key Employee - shall mean an employee as defined in Code Section
               ------------
416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of his Beneficiaries) is considered a Key Employee if he, at any time during the Plan Year that contains the "Determination Date" or any of the preceding four (4) Plan Years, has been included in one of the following categories:

               (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(l)(A) for any such Plan Year.

               (b) one of the ten employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(l) (A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer.

               (c) a "five percent owner" of the Employer. "Five percent owner means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c),
          (m) and (o) shall be treated as separate employers.

               (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

          For purposes of this Paragraph; the term, "415 Compensation" shall have the meaning prescribed for the term "Annual Compensation" in Paragraph
                                                                  ---------
5.9(c)(ii) and amounts that would otherwise be excluded from a Participant's
----------
gross income by reason of the application of Code Sections 125, 402(a) (8), 402(h)(l) (B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b).

          2.24 Normal Retirement Date - shall mean the date specified in Article
               ----------------------                                    -------
1.
-

          2.25 Owner-Employee - shall mean an individual who owns the entire
               --------------
interest in the Employer or a partner who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who has income from personal services rendered to the Employer.

          2.26 Participant - shall mean an Employee of the Employer who becomes
               -----------
a Participant in accordance with the provisions of Paragraph 3.1
                                                   -------------
(Participation), and a former Employee who is receiving or is entitled to receive benefits under the Plan.

          2.27 Party in Interest - shall mean any person described by Section
               -----------------
3(14) of ERISA and any regulations issued thereunder.

          2.28 Plan - shall mean the Profit-Sharing Plan of the Employer as
               ----
contained in this instrument, and all amendments to this instrument.

          2.29 Plan Year - shall mean the period of time, normally twelve (12)
               ---------
months, beginning and ending on the dates specified in Article 1.

          2.30 Self-Employed Individual - shall mean an individual described in
               ------------------------
Section 401(c)(i) of the Code who has income from personal services rendered to the Employer.

          2.31 Shareholder-Employee - shall mean an individual who is employed
               --------------------
by the Employer and who owns, directly or indirectly, more than five percent (5%) of the Employer's outstanding capital stock during any Fiscal Year of the Employer in which the Employer elected to be taxed as an S Corporation, as defined in Section 1361(a) of the Code.

          2.32 Spouse's Annuity - shall mean an annuity that is payable for the
               ----------------
life of the spouse of a deceased Participant and that is equal to the amount the spouse would have received as an annuity if, on the date of death, one half of the deceased Participant's vested interest in his Employer Contribution Account and in any other accounts established to hold assets transferred from other qualified plans had been used to purchase a life annuity for his spouse and the spouse had begun receiving benefits immediately.

          2.33 Top Paid Group - shall mean the group of employees determined
               --------------
pursuant to Code Section 414(q) and the Regulations thereunder and generally means the top 20 percent of Employees who performed services for the Employer during the applicable year, ranked according to the amount of "415 Compensation" (as determined pursuant to Paragraph 5.9) received from the Employer during such
                           --------------
year. All Affiliated Employers shall be taken into account as a single employer, and Leased Employees shall be treated as Employees pursuant to Code Section 414(n) or (c). Employees who are non-resident aliens who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year, the following additional Employees shall also be excluded, however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

               (a)  Employees with less than six (6) months of service;

               (b)  Employees who normally work less than 17 1/2 hours per week;

               (c) Employees who normally work less than six (6) months during a year; and

               (d)  Employees who have not yet attained age 21.

          In addition, if 90 percent or more of the Employees of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

          The foregoing exclusions set forth in this Paragraph shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

          2.34 Transfer Account - shall mean the account maintained for a
               ----------------
Participant to reflect his benefits attributable to a transfer to the Trustee of such Participant's interest in the assets of another qualified plan transferred to this Plan Pursuant to Paragraph 4.8. A Participant shall always be one
                         -------------
hundred percent (100%) vested in his Transfer Account. Distributions of Transfer Accounts shall be in the manner set forth in Articles 8 and 9.
                                             ----------     -

          2.35 Trust - shall mean the trust created to serve as a funding medium
               -----
for the Plan by the trust agreement between the Employer and the Trustee.

          2.36 Trustee - shall mean the person (individual, corporation, or
               -------
other entity) that executes the trust agreement as Trustee and any successor or successors thereto.

                                   ARTICLE 3
                                   ---------

                         PARTICIPATION, SERVICE, ETC.
                         ---------------------------

          3.1  Participation.
               -------------

               (a)  Except as provided in Subparagraph (b) of this Paragraph
                                          ----------------         ---------
3.1, an Employee shall become a Participant in the Plan on the Entry Date
---
coinciding with or next following his satisfaction of the eligibility requirements specified in Article 1.
                          ---------

               (b) Notwithstanding any other provision of this Plan, an Employee or Participant who satisfies any one of the following requirements shall become a Participant in the Plan on the date he satisfies such requirement:

                    (i) A former Participant whose employment with the Employer was terminated when he had a vested interest in his Employer Contribution Account and who is reemployed by the Employer shall become a Participant in the Plan on the date of his reemployment.

                    (ii) A former Participant whose employment with the Employer was terminated when he did not have a vested interest in his Employer Contribution Account and who is reemployed by the Employer before he incurs a period of five (5) consecutive One-Year Breaks in Service shall become a Participant in the Plan on the date of his reemployment.

                    (iii) A former Participant whose employment with the Employer was terminated when he did not have a vested interest in his Employer Contribution Account and who is reemployed by the Employer after he incurs a period of five (5) consecutive One-Year Breaks in Service, but whose aggregate number of consecutive One-Year Breaks in Service is less than his aggregate number of Years of Service before such five-year period, shall become a Participant in the Plan on the date of his reemployment.

                    (iv) A former Participant who became ineligible to participate in the Plan because he ceased to be a member of the class of eligible Employees and who has not incurred a period of five (5) consecutive One-Year Breaks in Service shall become a Participant in the Plan on the date he again becomes a member of the class of eligible Employees.

                    (v) An Employee who becomes a member of the class of eligible Employees after he has satisfied the other eligibility requirements specified in Article 1 shall become a Participant in the Plan on the date he
             ---------
becomes a member of the class of eligible Employees.

               (c)  If a former Participant is reemployed by the Employer --

                    (i) the Participant shall become a Participant in the Plan on the date specified in Subparagraph (b) of this Paragraph 3.1;
                              ----------------         -------------

                    (ii) the Participant may repay any distribution received on termination of employment (see Paragraph 9.12 (Right to Repay Distribution
                                  --------------
Received on Termination of Participation in the Plan)), provided he has not incurred a period of five (5) consecutive One-Year Breaks in Service;

                    (iii) the Administrator shall establish and maintain for the Participant a new Employer Contribution Account to which all future Employer contributions and forfeitures shall be allocated and credited, even if the Participant has an Employer Contribution Account established at an earlier time; and

               (d)  If Article 1 requires an Employee to file a written
                       ---------
application with the Administrator in order to participate in the Plan, the Administrator shall furnish each eligible Employee an application form no later than thirty (30) days prior to the earliest Entry Date on which the Employee may become a Participant. An Employee who does not apply for participation when he first becomes eligible may apply for participation as of any succeeding Entry Date if, at that time, he meets the eligibility requirements specified in
Article 1. In such event, his participation shall commence as of the Entry Date
---------
coinciding with or next following the filing of his application with the Administrator. Such Employee shall have the same Normal Retirement Date as would have been the case if he had applied for participation when first eligible.

               (e) Participation in the Plan shall not give any Employee the right to be retained in the employ of the Employer, or, upon termination of employment, any right or interest in the Fund other than as provided in this instrument.

          3.2  Service.
               -------

               (a)  Basic Rule. Except as otherwise specifically provided in
                    ----------
this Paragraph 3.2, all Years of Service with the Employer of an Employee or
     -------------
Participant shall be counted for all purposes of the Plan and shall include --

                    (i) Years of Service with each predecessor employer, as defined in regulations under Section 414(a) of the Code, of the Employer, if the predecessor employer maintained the Plan;

                    (ii) Years of Service with each member of a group that constitutes a controlled group of corporations, as defined in Section 414(b) of the Code, if the Employer is a member of the group;

                    (iii) Years of Service with each member of a group that conducts a trade or business, whether or not incorporated, that is under common control, as defined in Section 414(c) of the Code, if the Employer is a member of the group; and

                    (iv) Years of Service with each member of a group that constitutes an affiliated service group, as defined in Section 414(m) of the Code, if the Employer is a member of the group.

               (b)  Exceptions to Basic Rule - Eligibi1ity. For purposes of
                    ---------------------------------------
determining the eligibility of an Employee or Participant to participate in the Plan, his Years of Service shall be subject to the following conditions and exceptions:

                    (i) In the case of an Employee or Participant who incurs a One-Year Break in Service, Years of Service performed by him before such One-Year Break in Service shall be disregarded until he has completed one (1) Year of Service after such One-Year Break in Service.

                    (ii) In the case of an Employee or Participant whose employment with the Employer was terminated when he did not have a vested interest in his Employer Contribution Account and when he had five (5) or fewer Years of Service, such Years of Service shall be disregarded if the Participant subsequently incurs a period of five (5) consecutive One-Year Breaks in Service. If, however, the Participant had more than five (5) Years of Service when his employment was terminated, such Years of Service shall be disregarded only if the Participant subsequently incurs a period of consecutive One-Year Breaks in Service that equals or exceeds the number of such Years of Service.

               (c)  Exceptions to Basic Rule - Vesting. For purposes of
                    -----------------------------------
determining the vested interest of an Employee or Participant in his Employer Contribution Account, his Years of Service shall be subject to the following conditions and exceptions:

                    (i)   If Article 1 so provides, Years of Service performed
                             ---------
by an Employee or Participant during any period for which he declined to make any part of the required contributions to the Plan shall be disregarded.

                    (ii) In the case of an Employee or Participant who incurs a One-Year Break in Service, Years of Service performed by him before such One-Year Break in Service shall be disregarded until he has completed one (1) Year of Service after such One-Year Break in Service.

                    (iii) In the case of an Employee or Participant whose employment was terminated when he did not have a vested interest in his Employer Contribution Account and when he had five (5) or fewer Years of Service, such Years of Service shall be disregarded if the Participant subsequently incurs a period of five (5) consecutive One-Year Breaks in Service. If, however, the Participant had more than five (5) Years of Service when his employment was terminated, such Years of Service shall be disregarded only if the Participant subsequently incurs a period of consecutive One-Year Breaks in Service that equals or exceeds the number of such Years of Service.

                    (iv) In the case of an Employee or Participant who incurs a period of five (5) consecutive One-Year Breaks in Service, Years of Service performed by him after such five-year period shall be disregarded for purposes of determining his vested interest in the portion of his Employer Contribution Account that accrued before such five-year period.

               (d)  Twelve-Month Period Used to Determine Years of Service and
                    ----------------------------------------------------------
One-Year Breaks in Service. The twelve-month period used to determine Years of
---------------------------
Service and One-Year Breaks in Service shall be computed as follows:

                    (i) For purposes of determining the eligibility of an Employee or Participant to participate in the Plan --

                          (A) Except as provided in Subparagraph (B) of this
                                                    ----------------
Subparagraph (d), the initial twelve-month period shall begin on the employment
----------------
date of the Employee or Participant. The computation period beginning after a one-year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. For the succeeding computation periods after the initial eligibility computation period, the eligibility computation period shall shift to the current Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with 1,000 Hours of Service in both the initial, eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two Years of Service for purposes of eligibility to participate.

                    (ii) For purposes of determining the vested interest of an Employee or Participant in his Employer Contribution Account, the initial twelve-month period shall be the Plan Year in which his employment date occurs. Each subsequent twelve-month period shall be the Plan Year. The term

"employment date" shall mean the date on which an Employee or Participant first performs an Hour of Service for the Employer.

                    (iii) For purposes of determining the eligibility of an Employee or Participant to share in the Employer's contributions for a Plan Year, the twelve-month period shall be the Plan Year.

               (e)  Method of Determining Hours of Service. The Hours of Service
                    --------------------------------------
of an Employee or Participant shall be determined as follows:

                    (i) In the case of an Employee or Participant who is paid on an hourly basis, his Hours of Service shall be determined on the basis of records of the number of hours for which he is paid or entitled to payment.

                    (ii) In the case of an Employee or Participant who is paid on a daily basis, he shall be credited with ten (10) Hours of Service for each day that he would have been credited with one (1) or more Hours of Service if the determination were being made on the basis of records of the number of hours for which he is paid or entitled to payment.

                    (iii) In the case of an Employee or Participant who is paid on a weekly basis, he shall be credited with forty-five (45) Hours of Service for each week that he would have been credited with one (1) or more Hours of Service if the determination were being made on the basis of records of the number of hours for which he is paid or entitled to payment.

                    (iv) In the case of an Employee or Participant who is paid on a semi-monthly basis, he shall be credited with ninety-five (95) Hours of Service for each semi-monthly payroll period that he would have been credited with one (1) or more Hours of Service if the determination were being made on the basis of record of the number of hours for which he is paid or entitled to payment.

                    (v) In the case of an Employee or Participant who is paid on a monthly basis, the Employee or Participant shall be credited with one hundred ninety (190) Hours of Service for each month that he would have been credited with one (1) or more Hours of Service if the determination were being made on the basis of records of the number of hours for which he is paid or entitled to payment.

               (f)  Maternity or Paternity Leave. An Employee or Participant who
                    ----------------------------
is absent from work for Maternity or Paternity Leave shall be credited with the number of Hours of Service that would have been credited to the Employee or Participant but for such absence. The Hours of Service to be credited under this

Subparagraph (f) shall be subject to the following conditions and exceptions:
----------------

                    (i) In any case in which the Hours of Service that would have been credited cannot be determined, eight (8) Hours of Service shall be credited for each day of Maternity or Paternity Leave.

                    (ii) No more than five hundred and one (501) Hours of Service shall be credited for Maternity or Paternity Leave.

                    (iii) Hours of Service for Maternity or Paternity Leave shall be credited solely to determine if an Employee or Participant has incurred a One-Year Break in Service for eligibility or vesting purposes.

                    (iv) Hours of Service credited for Maternity or Paternity Leave shall be credited --

                           (A)  in the "twelve-month period" in which the
absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or

                           (B)  in all other cases, in the following "twelve-
month period."

For purposes of this Subparagraph (iv), "twelve-month period" shall mean the
                     -----------------
period specified in Subparagraph (d) of this Paragraph 3.2 for determining Years
                    ----------------         -------------
of Service and One-Year Breaks in Service for eligibility or vesting purposes, as the case may be.

               (g)  Definitions That Relate to Service. When used in this
                    ----------------------------------
Paragraph 3.2, each term defined in this Subparagraph (g) shall have the
-------------                            ----------------
following meaning unless a different meaning is clearly required by the context.

                    (i)    Year of Service - shall mean a period of twelve (12)
                           ---------------
consecutive months during which an Employee or Participant is credited with one thousand (1,000) or more Hours of Service.

                    (ii)   One Year Break in Service - shall mean a period of
                           -------------------------
twelve (12) consecutive months during which an Employee or Participant is credited with less than five hundred one (501) Hours of Service.

                    (iii)  Hours of Service - shall mean the sum of each hour
                           ----------------
credited to an Employee or Participant, under Subparagraphs (A), (B), and (C)
                                              -----------------  ---      ---
below --

                         (A)  Each hour for which an Employee or Participant is
directly or indirectly paid or entitled to payment by the Employer for the performance of duties. Each hour under this Subparagraph (A) shall be credited
                                            ----------------
to the twelve-month period in which the duties were performed.

                         (B)  Each hour for which back pay is either awarded or
agreed to by the Employer, computed without regard to any mitigation of damages. Credit shall not be given under this Subparagraph (B) for any hour that is
                                     ----------------
credited under either Subparagraph (A) or Subparagraph (C). Each hour under this
                      ----------------    ----------------
Subparagraph (B) shall be credited to the twelve-month period to which the back
----------------
pay award or agreement pertains, rather than the twelve-month period in which the award, agreement, or payment is made.

                         (C)  Each hour for which an Employee or Participant is
directly or indirectly paid or entitled to payment by the Employer for reasons other than the performance of duties, such as vacation, regular holidays, and temporary illness. No more than five hundred and one (501) hours shall be credited under this Subparagraph (C) for any single continuous period during
                    ----------------
which no duties were performed. Payments made or due under a plan maintained by the Employer solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws, or to reimburse an Employee or Participant for medical or medically related expenses shall not be considered as payments by the Employer for purposes of this Subparagraph (C). Each hour under this Subparagraph (C) shall be calculated and
----------------                       ----------------
credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which is incorporated herein by reference.

                    (iv) Maternity or Paternity Leave - shall mean an absence
                         ----------------------------
from work --

                         (A)  by reason of the pregnancy of an individual,

                         (B)  by reason of the birth of a child of an
individual,

                         (C)  by reason of the placement of a child with an
individual in connection with the adoption of such child by such individual, or

                         (D)  to permit an individual to care for any such child
for a period beginning immediately following the birth or placement of such child.

          3.3  Leave of Absence. A leave of absence shall be granted by the
               ----------------
Employer for jury duty. A leave of absence may be granted by the Employer for sickness, accident, vacation, disability, service in the Armed Forces of the United States, or other similar reasons in accordance with a uniform nondiscriminatory policy established it.

          3.4  Transfers Between Employer and Related Organizations.
               ----------------------------------------------------

               (a) The organizations that the Employer has designated as related organizations for purposes of this Plan are specified in Article 1. The
                                                                 ---------
Employer may designate additional organizations as related organizations and may revoke any such designation from time to time.

               (b) If an employee of a related organization is transferred to the Employer with no intervening break in employment, such employee shall be eligible to enter this Plan on the date of his transfer, provided he meets the eligibility requirements specified in Article 1 at such time.
                                      ---------

               (c) If a Participant under this Plan is transferred to a related organization with no intervening break in employment, he shall share in Employer contributions and in any forfeitures until the end of the Plan Year in which his transfer occurs but not thereafter.

               (d) The accounts of a transferred Participant shall be distributed or forfeited, as the case may be, as follows:

                    (i) If the Participant continues in the employ of any one or more of such related organizations or of the Employer until his retirement or death, his accounts shall be distributed in accordance with the provisions of
Article 8 (Distributions and Loans).
---------

                    (ii) If the Participant's employment with such related organizations or with the Employer is terminated prior to his retirement or death, his vested interest, if any, in his Employer Contribution Account shall be calculated as of the date his employment is terminated. The calculation shall be based on the Participant's Years of Service on the date his employment is terminated in accordance with the provisions of Paragraph 8.6 (Distributions -
                                                -------------
Termination of Employment). The Participant's vested interest, if any, shall be distributed in accordance with the provisions of Article 8 (Distributions and
                                                 ---------
Loans).

               (e) For purposes of computing the Years of Service of an Employee who is transferred to the Employer from a related organization with no intervening break in employment, credit shall be given for his service with such related organization adopted this Plan.

          3.5  Membership in Another Plan Requiring Contributions from Employer.
               ----------------------------------------------------------------

               (a) If a Participant in this Plan becomes a participant in another retirement or profit-sharing plan that is not sponsored by the Employer but that requires contributions from the Employer, the Participant shall, depending on the provisions of Article 1, either continue as a Participant in
                               ---------
this Plan or shall cease to participate in Employer contributions and forfeitures.

               (b)  If Article 1 provides that the Participant shall continue as
                    ------------
a Participant in this Plan, the Participant shall continue to share in Employer contributions and in forfeitures just as any other Participant.

               (c)  If Article 1 provides that the Participant shall cease to
                       ---------
participate in Employer contributions, and in forfeitures, the Participant shall share in Employer contributions and in forfeitures until the date he becomes a participant in such other plan, but not thereafter.

               (d) The Participant's accounts shall be distributed or forfeited, as the case may be, as follows:

                    (i) If the Participant continues in the employ of the Employer until his retirement or death, his accounts shall be distributed in accordance with the provisions of Article 8 (Distributions and Loans).
                                  ---------

                    (ii) If the Participant's employment with the Employer is terminated prior to his retirement or death, his vested interest, if any, in his Employer Contribution Account shall be calculated as of the date his employment is terminated. The calculation shall be based on the Participant's Years of Service on the date his employment is terminated in accordance with the provisions of Paragraph 8.6 (Distributions - Termination of Employment). The
              -------------
Participant's vested interest, if any, shall be distributed in accordance with the provisions of Article 8 (Distributions and Loans).
                  ---------

          3.6  Leased Employees.
               ----------------

               (a) An individual who is performing services for the Employer but who is not an Employee shall be treated as an Employee if Section 414(n) of the Code so requires. Such individual shall be termed a "leased employee."

               (b) If a leased employee is in the class of Employees eligible to participate in this Plan, any contributions or benefits that must be provided such leased employee under this Plan shall be reduced by any contributions or benefits provided such leased employee under a safe-harbor plan, as defined in
Section 4l4(n)(5) of the Code, to the extent that the contributions or benefits provided under such safe--harbor plan are attributable to service performed for the Employer.

          3.7  Omissions of Eligible Employee. If any Employee who should be
               ------------------------------
included as a Participant in the Plan is erroneously omitted in any Plan Year, and discovery of such omission is not made until after a contribution by the Employer has been made for the year, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

                                   ARTICLE 4
                                   ---------

                                 CONTRIBUTIONS
                                 -------------

          4.1  Contributions by Employer.
               -------------------------

               (a) The Employer shall contribute to the Plan each Plan Year from its current or accumulated earnings or profits an amount determined in accordance with the contribution formula specified in Article 1.
                                                      ---------

               (b) The Employer's contributions to the Plan are contingent upon receiving a favorable determination letter from the Internal Revenue Service stating that the Plan qualifies initially as meeting the requirements of the Internal Revenue Code of 1986 as amended and the regulations issued thereunder so as to permit the Employer to deduct for income tax purposes all money and property contributed under the Plan.

          4.2  Determination of Contributions by Employer. The Employer's
               ------------------------------------------
determination of the amount of its contributions to the Plan for each Plan Year shall be binding upon all Participants.

          4.3  Non-Reversion of Employer Contributions. Except as provided in
               ---------------------------------------
Paragraph 5.9 (Section 415 Limitations) and Paragraph 10.9 (Return of Employer
-------------                               --------------
Contributions Because of Failure of the Plan to qualify, Mistake of Fact, or Disallowance of Deduction), the Employer shall have no beneficial interest in any contribution made by it to the Plan and no such contribution shall revert to it or be diverted to any purpose other than the exclusive benefit of the Participants or their Beneficiaries.

          4.4  Salary Reduction Contributions.
               ------------------------------

               (a)  If Article 1 so provides, a Participant may elect to enter
                       ---------
into a written salary reduction agreement with the Employer for each Plan Year. Under the agreement, the Participant shall accept a reduction in Salary, and the Employer shall contribute to the Trust for the benefit of the Participant the amount by which the Participant's Salary is reduced. Each such salary reduction agreement shall be subject to the limitations of Subparagraphs (h) and (j) of
                                                 -----------------     ---
this Paragraph 4.4.
     -------------

               (b) In any Plan Year, the Actual Deferral Percentage for Highly Compensated Employees shall not exceed the greater of:

                    (i) the Actual Deferral Percentage for all Other Employees multiplied by 1.25, or

                    (ii)  the smaller of (A) or (B) as follows:

                          (A) the Actual Deferral Percentage for all Other
Employees multiplied by two (2.0), or

                          (B) the Actual Deferral Percentage for all Other
Employees plus two (2) percentage points.

The limit specified in this Subparagraph (b)(ii) shall be adjusted in accordance
                            --------------------
with regulations issued under Section 401(m) of the Code to avoid duplicate use of the limit for any Highly Compensated Employee in violation of Section 401(m)(9).

               (c) The Employer contributions for a Plan Year that are made pursuant to Subparagraph (a) (Salary Reduction Contributions) of Paragraph 1.6
            ----------------                                     -------------
(Employer Contributions) shall be one hundred percent (100%) vested and shall not be subject to forfeiture for any reason.

               (d) The Employer contributions for a Plan Year that are made pursuant to Subparagraph (a) (Salary Reduction Contributions) of Paragraph 1.6
            ----------------                                     -------------
(Employer Contributions) shall be paid to the Trustee by the Employer periodically, but no later than thirty (30) days after the end of the Plan Year.

               (e)  Notwithstanding any other provision of this Plan except
Article 10 (Amendment and Termination of the Plan) and Paragraph 8.9 (Pre-
----------                                             -------------
Termination Distributions), no distribution shall be made from a Participant's Salary Reduction Contribution Account --

                    (i) to a Beneficiary of the Participant prior to the death of the Participant, or

                    (ii) to the Participant prior to the termination of the Participant's employment with the Employer unless the Participant has attained age fifty-nine and one-half (59-1/2). The limitations of this Subparagraph (e)
                                                              ----------------
shall not prevent pre-termination distributions made pursuant to Paragraph 8.9
                                                                 -------------
(Pre-Termination Distributions).

               (f) A Participant's Salary Reduction Contribution Account is a part of his Employer Contribution Account and the term "Employer Contribution Account" shall be so construed. This construction is consistent with Paragraph
                                                                     ---------
5.1 (Accounts), and is required since all contributions allocated and credited
---
to a Participant's Salary Reduction Contribution Account are Employer contributions.

               (g)  The election provided for under this Paragraph 4.4 shall be
                                                         -------------
subject to the following conditions and restrictions:

                    (i)  An election or the revocation of an
election shall be made in writing on a form prescribed by the Administrator.

                    (ii) An election may be made at any time during the election period specified in Article 1.
                             ---------

                    (iii) An election, if timely made, shall be effective as of the date the prescribed form is filed with the Administrator.

                    (iv) An election may be revoked and a new election may be made at any time during the same election period if the new election otherwise complies with this Paragraph 4.4. The revocation of an election, if timely made,
                   -------------
shall be effective as of the date the prescribed form is filed with the Administrator.

                    (v) An election shall be irrevocable after the expiration of the election period.

               (h) If the Actual Deferral Percentage of the Highly Compensated Employees exceeds the limits in Subparagraph (b), the Administrator shall reduce
                                ----------------
the contributions for the Highly Compensated Employees to come within the limits, as follows:

          On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio (as determined for such Participant in calculating the Actual Deferral Percentage of the Highly Compensated Employees) shall have his portion of Excess Contributions distributed to him until one of the tests set forth in Subparagraph (b) of this Paragraph 4.4 is satisfied, or until his actual
----------------         -------------
deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Subparagraph (b) of this Paragraph
                                             ----------------         ---------
4.4 is satisfied. For each Highly Compensated Participant, the amount of Excess
---
Contributions is equal to the Employer's Elective Contributions made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation" as defined in Paragraph 4.4(b)(2).
                                                           -------------------
However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year. Any distribution of Excess Contributions shall be made in accordance with the following:

The distribution of Excess Contributions -

               (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

               (ii) shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not vested shall be forfeited in lieu of being distributed;

               (iii)  shall be adjusted for Income; and

               (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income)

Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and Income.

The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished as follows:

               (i) If the actual deferral ratio for the Highly Compensated Participant is determined in accordance with Paragraph
                                                            ---------
               4.4(o)(l)(ii), then the actual deferral ratio shall be reduced as
               -------------
               required herein and the Excess Contributions for the family unit shall be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

               (ii) If the actual deferral ratio for the Highly Compensated Participant is determined under Paragraph 4.4(o)(l)(i), then the
                                               ----------------------
               actual deferral ratio shall first be reduced as required herein, but not below the actual deferral ratio of the group of Family Members who are not Highly Compensated Participants without regard to family aggregation. The Excess Contributions resulting from this initial reduction shall be allocated (in proportion to Elective Contributions) among the Highly Compensated Participants whose Elective

               Contributions were combined to determine the actual deferral ratio. If further reduction is still required, then Excess Contributions resulting from this further reduction shall be determined by taking into account the contributions of all Family Members and shall be allocated among them in proportion to their respective Elective Contributions. For purposes of this Article 4, the term Family Members means a Participant, his spouse, his lineal descendants and ascendants, and their spouses, as determined by Section 414(q)(6)(B) of the Code.

          (i) For purposes of this Paragraph, "Income" means the income or loss allocable to Excess Contributions which shall equal the sum of the allocable gain or loss for the Plan Year. The income or loss allocable to Excess Contributions for the Plan Year is calculated separately and is determined by multiplying the income or loss for the Plan Year by a fraction. The numerator of the fraction is the Excess Contributions for the Plan Year. The denominator of the fraction is attributable to Elective Contributions and the Participant's Qualified Non-Elective Account as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

          (j) A Participants' Deferred Compensation shall not exceed in any Plan Year the limitation imposed by Section 402(g) of the Code, for the Plan Year as adjusted for any cost-of-living adjustments authorized by any applicable regulations. Any direction for such an excess deferral shall be invalid and the directed deferral shall not be made.

     If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation l.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457, or a trust described in Code
Section 501(c) (18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code
Section 415(d) pursuant to Regulations) for such participant's taxable year, the Participant may, not later than March 1st following the close of his taxable year, notify the Administrator in writing of such excess and request that his Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator shall direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the participant's taxable year must satisfy each of the following conditions:

               (1) the participant shall designate the distribution as Excess Deferred Compensation;

               (2) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation; and

               (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

          For the purpose of this Paragraph, "Income" means the amount of income or loss allocable to a Participant's Excess Deferred Compensation and shall be equal to the sum of the allocable gain or loss for the taxable year of the Participant. The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant's Deferred Compensation for the respective period by a fraction. The numerator of the fraction is the Participant's Excess Deferred Compensation for the taxable year of the Participant. The denominator is the balance, as of the last day of the respective period, of the Participant's Elective Account that is attributable to the Participant's Deferred Compensation reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

          Income or loss allocable to any distribution of Excess Deferred Compensation on or before the last day of the taxable year of the Participant shall be calculated from the first day of the taxable year of the Participant to the date on which the distribution is made pursuant to either the "fractional method" or the "safe harbor method".

          (k)  When used in this Paragraph 4.4 or in Paragraph 4.6 below, each
                                 -------------       -------------
term defined in this Subparagraph (k) shall have the following meaning unless a
                     ----------------
different meaning is clearly required by the context.

               (i)  Contribution Percentage
                    -----------------------

                    (A) Contribution Percentage - shall mean for a Plan Year, with respect to both the group of Highly Compensated Employees and the group of Other Employees, the average (calculated to the nearest one hundredth of one percent) of the ratios of (A) to (B), calculated separately for each Employee in such group:

                         (1)  the sum of the Employer contributions for the Plan
Year that are made for the benefit of each Employee in each group pursuant to Subparagraph (b) of Paragraph 1.6 and such other Employer contributions under
----------------    -------------
the Plan or any other plan of the Employer as the Employer may elect, under regulations issued by the Secretary of the Treasury. Contributions shall be taken into account if allocated as of the end of the Plan Year and made within twelve (12) months thereafter.

                         (2)  the amount of Salary for the Plan Year of each
Employee in each group.

               (ii)  Actual Deferral Percentage - shall mean for a Plan Year,
                     --------------------------
with respect to both the group of Highly Compensated Employees and the group of Other Employees, the average (calculated to the nearest one hundredth of one percent) of the ratios of (A) to (B), calculated separately (to the nearest one-hundredth of one percent) for each Employee in each group:

                     (A) the sum of the following amounts: (1) the Employer contributions for the Plan Year that are made for the benefit of each Employee in each group pursuant to Subparagraph (a) (Salary Reduction Contributions) of
                          ----------------
Paragraph 1.6 (Employer Contributions) and (2) any other Employer contributions
-------------
for the Plan Year specified in Article 1 that are made for the benefit of each
                               ---------
Employee in each group.

                     (B) the amount of Salary for the Plan Year of each Employee in each group.

               (iii) Highly Compensated Participant - shall mean a Participant
                     ------------------------------
who is a Highly Compensated Employee.

               (iv)  Income - means the income or loss allocable to Excess
                     ------
Contributions which shall equal the sum of the allocable gain or loss for the Plan Year. The income or loss allocable to Excess Contributions for the Plan Year and the "gap period" is calculated separately and is determined by multiplying the income or loss for the Plan Year by a fraction. The numerator of the fraction is the Excess Contributions for the Plan Year. The denominator of the fraction is the total of the Participant's Elective Account attributable to Elective

Contributions and the Participant's Qualified Non-Elective Account as of the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

               (v)  Other Employees - shall mean all Employees who are eligible
                    ---------------
to participate in the Plan for a Plan Year (regardless of whether or not the Employees are actually participating in the Plan) except Highly Compensated Employees.

               (vi) Salary - shall mean, for an Employee who is eligible to
                    ------
participate in the Plan for a Plan Year (regardless of whether or not the Employee is actually participating in the Plan), the sum of the following:

                    (A) the Employee's Compensation for the Plan Year as determined in accordance with Section 415 of the Code, and

                    (B) the Employer contributions for the Plan Year that are made for the benefit of the Employee pursuant to Subparagraph (a) (Salary
                                                 ----------------
Reduction Contributions) of Paragraph 1.6 (Employer Contributions).
                            -------------

          (m) The provisions of code Section 401(k)(3) and Regulation l.401(k)- l(b) are incorporated herein by reference.

          (n) For Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in Paragraph 4.4(b), Paragraph
                                                    ----------------  ---------
4.6(a) and Code Section 401(m)(9)(A), any Highly Compensated Participant
-----
eligible to make elective deferrals pursuant to Paragraph 1.9 and to make
                                                -------------
Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced in accordance with Regulation Section l.401(m)-2, the provisions of which are incorporated herein by reference.

          (o) For the purpose of determining the actual deferral ratio of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

               (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and (ii) the ratio determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation" for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

               (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

               (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

          (p) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 401(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)
(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). For plan years beginning after December 31, 1989, plans may be aggregated under this paragraph (e) only if they have the same plan year.

     Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

          (q) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two (2) or more cash or deferred arrangements (other than a cash or deferred-arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e) (7) for Plan Years beginning after December 31, 1988) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly

Compensated Participant. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

          4.5  Special Adjustments to Satisfy Certain Coverage Tests.
               -----------------------------------------------------
Notwithstanding any other provision of the Plan if for any Plan Year, the Plan fails to meet the requirements of Code Sections 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and the Regulations thereunder because Employer Matching Contributions made pursuant to Paragraph 1.6(b) or Discretionary Employer
                               ----------------
contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

               (1) The group of Participants eligible to share in the respective contributions for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific participants who shall be come eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

               (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

          4.6  Actual Contribution Percentage Tests.
               ------------------------------------

               (a) The "Actual Contribution Percentage" for the Highly Compensated Participant group shall not exceed the greater of:

                    (1) 125 percent of such percentage for the Non-Highly Compensated Participant group; or

                    (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, to prevent the multiple use of the alternative method described in this paragraph and Code
Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Paragraph 1.9 or any other cash or
                                       -------------
deferred arrangement maintained by the Employer or an affiliated employer and to make Employee contributions or to receive matching contributions under any plan maintained by the Employer or an affiliated employer shall have his actual contribution ratio reduced pursuant to Regulation l.401(m)-2. The provisions of Code Section 401(m) and Regulations l.401(m)-l(b) and 1.401(m)-2 are incorporated herein by reference.

               (b)  For the purposes of this Paragraph and Paragraph 4.4,
                                                           -------------
"Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

                    (1) the sum of Employer matching contributions made pursuant to Paragraph 1.6(b) (to the extent such matching contributions are not
            ----------------
used to satisfy the tests set forth in Paragraph 4.4 on behalf of each such
                                       -------------
Participant for such Plan Year) and any Employee contributions required under
Article I; to

                    (2) the Participant's "414(s) Compensation" for such Plan Year. For purposes of this Paragraph 4.6 and for Paragraph 4.4, a Participant's
                           -------------         -------------
414(s) Compensation shall be the total amount of compensation paid to the Participant by the Employer as determined under Section 414(s) of the Code.

          For purposes of computing the Actual Contribution Percentage for a Plan Year with respect to Highly Compensated Participants and Non-Highly Compensated Participants, the calculation shall include any Employee who is directly or indirectly eligible to receive an allocation of matching contributions or to make Employee contributions, including (i) an Employee would be a Participant but for the failure to make required contributions, (ii) an Employee whose right to make contributions or receive matching contributions has been suspended because of an election not to participate; and (iii) an Employee who cannot make a contribution or receive matching contributions because the limitations of Section 415(c)(l) or Section 415(e) of the Internal Revenue Code prevents the Employee from making or receiving annual additions. In the case of an eligible Employee who makes no Employee contributions and who receives no matching contributions, the contribution ratio that is to be included in determining the Actual Contribution Percentage is zero.

               (c) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Paragraph 4.7 only Employer matching contributions contributed to the Plan prior
-------------
to the end of the
succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions made pursuant to Paragraph 1.6(b), elective deferrals (as
                                        ----------------
defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation l.401(m)-l(b)(2) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

               (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

                    (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be the greater of: (i) the ratio determined by aggregating Employer matching contributions made pursuant to Paragraph 1.7(b) (to the extent such matching
                               ----------------
contributions are not used to satisfy the tests set forth in Paragraph 4.4) and
                                                             --------------
"414(s) Compensation" of all eligible Family Members who are Highly Compensated Participants without regard to family aggregation; and (ii) the ratio determined by aggregating Employer matching contributions made pursuant to Paragraph
                                                                ---------
1.11(b) (to the extent such matching contributions are not used to satisfy the
-------
tests set forth in Paragraph 4.4) and "414(s) Compensation" of all eligible
                   -------------
Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation" Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

                    (2) The Employer matching contributions made pursuant to Paragraph 1.6 (to the extent such matching contributions are not used to satisfy
-------------
the tests set forth in Paragraph 4.4, and "414(s) Compensation" of all Family
                       -------------
Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

                    (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

               (e) For purposes of this Paragraph and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated under this paragraph only if they have the same plan year.

     Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

               (f) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) for Plan Years beginning after December 31, 1988) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, for Plan Years beginning after December 31, 1988, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

               (g)  For purposes of Paragraph 4.6, a Highly Compensated
                                    -------------
Participant and a Non-Highly Compensated Participant shall include any Employee eligible to have matching contributions made pursuant to Paragraph 1.6(b)
                                                         ----------------
(whether or not a deferral election was made or suspended) allocated to his account for the Plan Year or to make salary deferrals pursuant to Paragraph 4.4
                                                                  -------------
(if the Employer uses salary deferrals to satisfy the provisions of this Section).

               (h)  For purposes of this Paragraph, "Matching

Contribution" shall mean an Employer contribution made to the Plan, or to a contract described in Code Section 403(b), on behalf of a Participant on account of an Employee contribution made by such Participant, or on account of a participant's deferred compensation, under a plan maintained by the Employer.

               (i) If one or more Highly Compensated Employees participates in the Plan and the sum of the Actual Deferral Percentages, as calculated under Paragraph 4.4 above, or the Actual Contribution Percentages, as determined under
-------------
Subparagraph (a) of this Paragraph, of those Highly Compensated Employees
----------------
exceeds the aggregate limit provided in Paragraph 4.6 (a), then the Actual
                                        -----------------
Contribution Percentage of those Highly Compensated Employees will be reduced (beginning with the Highly Compensated Employee whose Actual Contribution Percentage is the highest) so that the limit provided in Subparagraph (a) of this Paragraph 4.6 is not exceeded. The amount by which the matching
     -------------
contributions each Highly Compensated Employee is reduced shall be treated as an Excess Aggregate Contribution and shall be forfeited, if forfeitable, or distributed to the Highly Compensated Employee (including income allocable to such contributions) on or before the 15th day of the third month after the end of the Plan Year. The Actual Deferral Percentage and the Actual Contribution Percentage of each such Highly Compensated Employee is determined after any corrections required to meet the Actual Deferral Percentage and the Actual Contribution Percentage Test. Multiple use does not occur if either the Actual Deferral Percentage or the Actual Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Actual Deferral Percentage and Actual Contribution Percentage of the Non-highly Compensated Employees.

          4.7  Adjustment to Actual Contribution Percentage Tests.
               --------------------------------------------------

               (a) In the event that the "Actual Compensation Percentage" for the Highly Compensated Participant group exceeds the "Actual Contribution Percentage" for the non-Highly Compensated Participant group pursuant to Paragraph 4.6, the Administrator (on or before the fifteenth day of the third
-------------
month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated participant having the highest actual contribution ratio, his portion of Excess Aggregate Contributions (and Income allocable to such contributions) or, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Employer matching contributions (and Income allocable to such Forfeitures) until either one of the tests set forth in Paragraph 4.6(a) is satisfied, or until his actual contribution ratio equals the
----------------
actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ration. This process shall continue until one of the tests set forth in

Paragraph 4.6 (a) is satisfied. The distribution and/or Forfeiture of Excess
-----------------
Aggregate Contributions shall be made in the following order:

                    (1) Employer matching contributions distributed and/or forfeited pursuant to Paragraph 4.4 (h).
                      -----------------

                    (2) Voluntary Employee contributions, if permitted under the Plan.

                    (3)  Remaining Employer matching contributions.

          (b) Any distribution or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Article 5. However, no such Forfeiture may be allocated to a Highly
     ---------
Compensated Participant whose contributions are reduced pursuant to this Section.

          (c) Excess Aggregate Contributions attributable to amounts other than voluntary Employee contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

          (d)  For the purposes of this Paragraph and Paragraph 4.6, "Excess
                                                      -------------
Aggregate Contributions" means, with respect to any Plan year, the excess of:

                    (1) the aggregate amount of Employer matching contributions made pursuant to Paragraph 1.6 (to the extent such contributions are taken into
                 -------------
account pursuant to Paragraph 4.6 and any qualified non-elective contributions
                    -------------
or elective deferrals taken into account pursuant to Paragraph 4.6 actually made
                                                     -------------
on behalf of the Highly Compensated Participant group of such Plan Year,

                    (2) the maximum amount of such contributions permitted under the limitations of Paragraph 4.6(a).
                         ----------------

          (e) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the total Employer matching contributions made pursuant to Paragraph 1.7 (to the extent taken into account pursuant to
                 -------------
Paragraph 4.6 and any Qualified Non-Elective Contributions or elective deferrals
-------------
taken into account pursuant to Paragraph 4.6 on behalf of the Highly Compensated
                               -------------
Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contributions ratio (determined after application of this paragraph) by his "414(s) Compensation". The actual contribution ratio must be rounded to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to Paragraph 1.7 (to the extent taken into account pursuant to
                 -------------
Paragraph 4.6(a), and any Qualified Non-Elective Contributions or elective
----------------
deferrals taken into account pursuant to Paragraph 4.6 on behalf of such Highly
                                         -------------
Compensated Participant for such Plan Year.

          (f) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the Plan Year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year.

          (g) The determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules shall be accomplished as follows:

                    (1) If the actual contribution ratio for the Highly Compensated Participant is determined in accordance with Paragraph 4.6 , then
                                                         -------------
the actual contribution ratio shall be reduced and the Excess Aggregate Contributions for the family unit shall be allocated among the family members in proportion to the sum of Employer matching contributions made pursuant to Paragraph 1.11 (to the extent taken into account pursuant to Paragraph 4.6, and
--------------                                               -------------
any qualified non-elective contributions or elective deferrals taken into account pursuant to Paragraph 4.6 of each Family Member that were combined to
                    -------------
determine the group actual contribution ratio.

                    (2) If the actual contribution ratio for the Highly Compensated Participant is determined under Paragraph 4.6, then the actual
                                            -------------
contribution ratio shall first be reduced, as required herein, but not below the actual contribution ratio of the group of Family Members who are not Highly Compensated Participants without regard to family aggregation. The Excess Aggregate Contributions resulting from this initial reduction shall be allocated among the Highly Compensated Participants whose Employer matching contributions made pursuant to Paragraph 1.11 (to the extent taken into account pursuant to
                 --------------
Paragraph 4.6, and any qualified non-elective contributions or elective
-------------
deferrals taken into account pursuant to Paragraph 4.6.
                                         -------------

          (h) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special qualified non-elective contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Paragraph 4.6. Such
                                                    -------------
contribution shall be allocated to the Participant's Qualified Non-Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated participants. A Separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to Paragraph 4.4.
                                                        -------------

          (i) For purposes of this Section, "Income" means the income or loss allocable to Excess Aggregate Contributions which shall equal the sum of the allocable gain or loss for the Plan Year. The income or loss allocable to Excess Aggregate Contributions for the Plan Year is calculated separately and is determined by multiplying the income or loss for the Plan year or the "gap Period" by a fraction. The numerator for the fraction is the Excess Aggregate Contributions for the Plan Year. The denominator for the fraction is the total Participant's Account attributable to Employer matching contributions subject to Paragraph 4.6 and any elective deferrals taken into account pursuant to
-------------
Paragraph 4.6 as of the end of the Plan year, reduced by the gain allocable to
-------------
such total amount for the Plan year and increased by the loss allocable to such total amount for the Plan Year.

          The income allocable to Excess Aggregate Contributions resulting from recharacterization of Elective Contribution shall be determined and distributed as if such recharacterized Elective Contributions had been distributed as Excess Contributions.

          4.8  Transfer of Assets from Another Qualified Plan (Other Than HR-10
               ----------------------------------------------------------------
Plan). The Administrator, pursuant to a uniform nondiscriminatory policy
-----
established by it, may direct the Trustee to accept assets from another qualified plan if the trustee of such other qualified plan is authorized to transfer such assets to this Plan. Any assets transferred to this Plan from another qualified plan for an Employee shall be one hundred percent (100%) vested and shall be maintained in a separate account for the Employee. No transfer of assets from another qualified plan shall affect in any way the Employer's obligations under this Plan. The distribution of any assets transferred to this Plan from another qualified Plan for an Employee shall be made in accordance with the provisions of Article 8 (Distributions and Loans)
                                          ---------
and the other provisions of this Plan.

          4.9  Limitations on Distributions. Amounts held in the Participant's
               ----------------------------
Elective Salary Reduction Account may be distributable as permitted under the Plan, but in no event prior to the earlier of:

               (1) a Participant's termination of employment, total and permanent disability, or death;

               (2)  a Participant's attainment of age 59 1/2;

               (3) the proven financial hardship of a Participant, subject to the limitations of Paragraph 8.9;
                   -------------

               (4) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) or the establishment of a successor defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) by the employer or an affiliated employer within the period ending twelve months after distribution of all assets from the Plan maintained by the employer;

               (5) the date of the sale by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d) (2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

               (6) the date of the sale by the employer or an affiliated employer of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity that is not an affiliated employer with respect to a Participant who continues employment with such subsidiary.

                                   ARTICLE 5
                                   ---------

                          ALLOCATION OF CONTRIBUTIONS
                          ---------------------------


          5.1  Accounts. The Administrator shall establish and maintain for each
               --------
Participant an account to be known as his "Employer Contribution Account" that will reflect his share of the Employer's contributions and forfeitures and the share of the income, losses, appreciation, and depreciation of the commingled portion of the Fund attributable to the account. If Article I permits salary reduction contributions, the Administrator shall also establish and maintain for each Participant a Salary Reduction Contribution Account and such other accounts as the Administrator deems necessary or appropriate to reflect the Participant's interest in the Plan. Each such account shall share in the income, losses, appreciation, and depreciation of the commingled portion of the Fund, to the extent attributable thereto.

          5.2  Allocation Dates.
               ----------------

               (a) The regular Allocation Dates for the Plan shall be those specified in Article 1.
             ---------

               (b) The Administrator shall have the right and power at any time and from time to time to designate additional dates (other than the dates specified in Article 1) as Allocation Dates. On each designated Allocation Date,
             ---------
the Administrator shall perform the allocation procedures outlined in Paragraph
                                                                      ---------
5.3 (Allocation Procedure), except those for the allocation and crediting of
---
Employer contributions and forfeitures. The allocation and crediting of Employer contributions shall be performed only on regular Allocation Dates.

          5.3  Allocation Procedure. As of each Allocation Date, the
               --------------------
Administrator shall --

                    (i) First, charge to the proper accounts all payments, distributions, or transfers made since the last preceding Allocation Date that have not been charged previously, as provided in Paragraph 5.4 (Charging of
                                                 -------------
Payments and Distributions);

                    (ii) Next, if a regular Allocation Date, adjust any deficiencies in the Employer Contribution Accounts of Participants who during the Plan year repaid a distribution described in Paragraph 9.12 (Right to Repay
                                                 --------------
Distribution Received on Termination of Participation in the Plan) and who are therefore entitled to have their accounts restored to their pre-distribution levels;

                    (iii) Next, adjust the net credit balances in the accounts, exclusive of Participant Directed Investment Accounts, upward or downward, pro rata, so that the total of such balances will equal the net value of the commingled portion of the Fund on such date, excluding the value of any Contracts purchased for the benefit of a particular Participant;

                    (iv) Next, if a regular Allocation Date, allocate and credit forfeitures, if any, that are to be allocated and credited as of such date in accordance with Paragraph 5.5 (Allocation and Crediting of Forfeitures);
                        -------------

                    (v) Next, if a regular Allocation Date, allocate and credit Employer contributions, if any, that are to be allocated as of such date in accordance with Paragraph 5.6 (Allocation and Crediting of Employer
                   -------------
Contributions);

                    (vi) Next, credit Participant contributions, if any, that are to be credited as of such date in accordance with Paragraph 5.8 (Crediting
                                                      -------------
of Participant Contributions); and

                    (vii) Finally, adjust the balance of each Participant Directed Investment Account to reflect its current value.

          5.4  Charging of Payments and Distributions. As of each Allocation
               --------------------------------------
Date, all payments, distributions, and transfers made under the Plan since the last preceding Allocation Date to or for the benefit of a Participant or his Beneficiary shall be charged to the proper account of the Participant.

          5.5  Allocation and Crediting of Forfeitures. Subject to the
               ---------------------------------------
conditions and limitations of Paragraph 5.7 (Participants to Whom Employer
                              -------------
Contributions and Forfeitures Will Be Allocated.) and Paragraph 5.9 (Section 415
                                                      -------------
Limitations), as of each regular Allocation Date, any unallocated forfeitures that remain after making up any deficiencies shall be allocated and credited to the Employer Contribution Accounts of Participants who are entitled to share in Employer contributions for the Plan Year (as provided in Paragraph 5.7
                                                         -------------
(Participants to Whom Employer Contributions and Forfeitures Will Be Allocated)) in accordance with the formula for the allocation of forfeitures specified in
Article 1; provided, however, that if this Plan is integrated with Social
---------
Security the maximum amount that shall be allocated to the Employer Contribution Account of a Participant for a Plan Year under the combined provisions of Paragraph 5.6 (Allocation and Crediting of Employer Contributions) and this
-------------
Paragraph 5.5 with respect to the Participant's excess compensation (as defined
-------------
in Article 1) shall be determined by multiplying the Participant's compensation
   ---------
by the integration percentage specified in Article 1. For purposes of the
                                           ---------
preceding sentence,

"deficiencies" shall mean deficiencies in the Employer Contribution Accounts of Participants who during the Plan Year repaid a distribution described in Paragraph 9.12 (Right to Repay Distribution Received on Termination of
--------------
Participation in the Plan) and who are therefore entitled to have their accounts restored to their pre-distribution levels.

          5.6  Allocation and Crediting of Employer Contributions.
               --------------------------------------------------

               (a)  Subject to the conditions and limitations of Paragraph 5.7
                                                                 -------------
(Participants to Whom Employer Contributions and Forfeitures Will Be Allocated) and Paragraph 5.9 (Section 415 Limitations), as of each regular Allocation Date,
    -------------
any unallocated Employer contributions that remain after making up any deficiencies shall be allocated and credited to the Employer Contribution Accounts of Participants who are entitled to share in Employer contributions for the Plan Year (as provided in Paragraph 5.7 (Participants to Whom Employer
                              -------------
Contributions and Forfeitures Will Be Allocated)) in accordance with the formula for the allocation of Employer contributions specified in Article 1. For
                                                          ---------
purposes of the preceding sentence, "deficiencies" shall mean deficiencies in the Employer Contribution Accounts of Participants who during the Plan Year repaid a distribution described in Paragraph 9.12 (Right to Repay Distribution
                                   --------------
Received on Termination of Participation in the Plan) and who are therefore entitled to have their accounts restored to their pre-distribution levels.

               (b) The amount of Compensation considered in determining a Participant's share of Employer contributions for the Plan Year in which he enters or reenters the Plan shall be determined in accordance with Article 1.
                                                                   ---------

               (c) If the Employer makes any portion of its contributions for a Plan Year in advance, that is, before the last day of the Plan Year, for allocation purposes, the dollar amount of such advance contributions shall be deemed to be their fair market value determined as of the date of contribution.

               (d) If the Employer makes any portion of its contributions for a Plan Year in advance, that is, before the last day of the Plan Year, and if such advance contributions are allocated before the last day of the Plan Year, the allocation of such advance contributions shall be made on a basis that is consistent with the allocation formula specified in Article 1 and with the
                                                    ---------
allocation procedure contained in this Article 5, with any adjustments that are
                                       ---------
necessary in order to fully comply with such formula and allocation procedure being made as of the last day of the Plan Year.

               (e) For purposes of this Article 5, all contributions made to the Plan by the Employer for a Plan Year that are not actually paid to the Trustee during the Plan Year shall be deemed to have been paid to the Trustee on the last day of the Plan Year.

          5.7  Participants to Whom Employer Contributions and Forfeitures Will
               ----------------------------------------------------------------
Be Allocated.
------------

               (a) The Employer contributions for each Plan Year, plus any amounts forfeited during the Plan Year, shall be allocated and credited to the Employer Contribution Accounts of the Participants described in Article 1.
                                                                ---------

               (b)  Notwithstanding the provisions of Subparagraph (a) of this
                                                      ----------------
Paragraph 5.7, no portion of any forfeiture that is attributable to
-------------
contributions made by the Employer for Fiscal Years beginning after December 31, 1970, shall be allocated to the Employer contribution Account of any Participant who is a Shareholder-Employee. The portion of any forfeiture that would be allocated to the account of a Participant who is a Shareholder-Employee if it were not for this Subparagraph (b), shall be allocated to the Employer
                  ----------------
Contribution Accounts of Participants who are not Shareholder-Employees in accordance with the formula for the allocation of forfeitures specified in
Article 1. The restrictions of this Subparagraph (b) shall only apply to
---------                           ----------------
forfeitures that are attributable to contributions made by the Employer for Fiscal Years for which the Employer is an electing small business corporation under the provisions of Subchapter S of the Code.

          5.8  Crediting of Participant Contributions. All voluntary
               --------------------------------------
contributions made by a Participant for a Plan Year shall be credited to his Participant Voluntary Contribution Account not less often than quarterly. All required contributions made by a Participant for a Plan Year shall be credited to his Participant Required Contribution Account not less often than quarterly.

          5.9  Section 415 Limitations. The rules of interpretation contained in
               -----------------------
Subparagraph (b) and the definitions contained in Subparagraph (d) of this
----------------                                  ----------------
Paragraph 5.9 shall apply for purposes of the limitations of this Paragraph 5.9.
-------------                                                     -------------

               (a)  Limitation on Annual Additions.
                    ------------------------------

                    (i) Notwithstanding any other provision of this Plan, the amount of Annual Additions allocated under this Plan to a Participant for a Limitation Year shall not exceed the Maximum Permissible Defined Contribution Amount reduced by the sum of any Annual Additions allocated under all other defined contribution plans, defined benefit plans, and welfare benefit funds, as defined in Section 419(e) of the Code, or an individual medical account (as defined in Section 415(1) (2) of the Code) maintained by the Employer to the Participant for the Limitation Year. For purposes of the preceding sentence, "Annual Additions allocated under this Plan" shall mean the amounts allocated to a Participant under Paragraph 5.3 (Allocation Procedure) of
                                         -------------
this Plan.

                    (ii) If the Annual Additions allocated under all other defined contribution plans, defined benefit plans, and welfare benefit funds and individual medical accounts maintained by the Employer to a Participant under this Plan for a Limitation Year are less than the Maximum Permissible Defined Contribution Amount, and if the Annual Additions that would otherwise be allocated under this Plan to the Participant would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Defined Contribution Amount, the Annual Additions to be allocated under this Plan to the Participant for the Limitation Year shall be reduced, so that the aggregate Annual Additions allocated under all such plans to the Participant for the Limitation Year shall not exceed the Maximum Permissible Defined Contribution Amount.

                    (iii) If the Annual Additions allocated under all other defined contribution plans, defined benefit plans, and welfare benefit funds and individual medical accounts maintained by the Employer to a Participant under this Plan for the Limitation Year are equal to or greater than the Maximum Permissible Defined Contribution Amount, no Annual Additions shall be allocated under this Plan to the Participant for the Limitation Year.

                    (iv) Prior to determining a Participant's actual Annual Compensation for a Limitation Year, the Administrator may determine the Maximum Permissible Defined Contribution Account for a Participant on the basis of a reasonable estimate of the Participant's Annual Compensation for the Limitation Year.

                    (v) As soon as administratively feasible after the end of a Limitation Year, the Administrator shall determine the Maximum Permissible Defined Contribution Amount for a Participant on the basis of the Participant's actual Annual Compensation for the Limitation Year.

                    (vi) If, as a result of either an error in estimating a Participant's Annual Compensation for a Limitation Year or the allocation of forfeitures, there is an Excess Amount for a Participant for a Limitation Year, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund shall be deemed to have been allocated first regardless of the actual Allocation Date.

                    (vii) If an Excess Amount is allocated to a Participant as of an Allocation Date of this Plan that coincides with an allocation date of another plan, the portion of such Excess Amount to be attributed to this Plan shall be the product of (A) and (B) where

                           (A) is the total Excess Amount allocated to the
Participant as of such Allocation Date, and

                           (B) is a fraction, the numerator of which is the
Annual Additions allocated under this Plan to the Participant as of such Allocation Date, and the denominator of which is the total Annual Additions allocated to the Participant under this Plan and under all other defined contribution plans, defined benefit plans, and welfare benefit funds maintained by the Employer as of such Allocation Date.

                    (viii) The portion of such Excess Amount attributable to this Plan shall be disposed of as follows:

                           (A) Any voluntary nondeductible employee
contributions, and any increment attributable thereto, to the extent they would reduce such Excess Amount, shall be distributed to the Participant as soon as administratively feasible.

                           (B) Any remainder of such Excess Amount shall be
allocated to a suspense account and held therein until the next Limitation Year.

                           (C) If the Participant is a Participant under this
Plan as of the close of the next Limitation Year, such suspense account shall be used to reduce Employer contributions and forfeitures allocated to the Participant under this Plan for such Limitation Year and for succeeding Limitation Years, as necessary.

                           (D) If the Participant is not a Participant under
this Plan as of the close of the next Limitation Year, such suspense account shall be used to reduce Employer contributions and forfeitures allocated to each other remaining Participant under this Plan for such Limitation Year and for succeeding Limitation Years, as necessary.

                           (E) Except as provided in Subparagraph (A) of this
                                                     ----------------
Subparagraph (viii), no part of such Excess Amount shall be distributed to any
-------------------
Participant or former Participant.

                         (F)  Such suspense account shall share in the income,
losses, appreciation, and depreciation of the commingled portion of the Fund to the extent attributable thereto.

                         (G)  If this Plan is terminated while a suspense
account is in existence, any amount in the suspense account that cannot be reallocated to any Participant, because of the limitations of this Paragraph
                                                                   ---------
5.9, shall revert to the Employer.
---

                    (ix) Notwithstanding any other provision of this Plan, the Employer shall not contribute any amount to this Plan for a Participant for a Limitation Year that cannot be allocated to the Participant for the Limitation Year.

               (b)  Rules of Interpretation. The following rules of
                    -----------------------
interpretation shall apply for purposes of the limitations of this Paragraph
                                                                   ---------
5.9:
---

                    (i)  Affiliated Employers. All employees of each member of a
                         --------------------
group described below shall be treated as if employed by the Employer:

                         (A)  a group that constitutes a controlled group of
corporations, as defined in Section 414(b) of the Code as modified by Section 415(h) of the Code, if the Employer is a member of the group;

                         (B)  a group that conducts a trade or business, whether
or not incorporated, that is under common control, as defined in Section 414(c) of the Code as modified by Section 415(h) of the Code, if the Employer is a member of the group; or

                         (C)  a group that constitutes an affiliated service
group, as defined in Section 414(m) of the Code, if the Employer is a member of the group.

                    (ii) Aggregation of Plans. All defined benefit plans
                         --------------------
(whether or not terminated) ever maintained by the Employer shall be treated as one defined benefit plan, and all defined contribution plans (whether or not terminated) ever maintained by the Employer shall be treated as one defined contribution plan.

               (c)  Definitions. When used in this Paragraph 5.9, each term
                    -----------                    -------------
defined in this Subparagraph (c) shall have the following meaning unless a
                ----------------
different meaning is clearly required by the context.

                    (i)  Annual Addition - shall mean, with
                         ---------------
respect to a Participant for any Limitation Year, the sum of the amounts described below that are allocated to the Participant --

                         (A)  under a defined contribution plan maintained by
the Employer --

                              (1)  all Employer contributions,

                              (2)  all forfeitures, and

                              (3)  all employee contributions;

                         (B)  under a defined benefit plan maintained by the
Employer --

                              (1)  all amounts allocated to an individual
medical account, as defined in Section 415(l)(1) of the Code, after March 31, 1984, and

                              (2)  the Participant's employee contributions; and

                         (C)  under a welfare benefit fund, as defined in
Section 419(e) of the Code, maintained by the Employer --

                         (D)  under an individual medical account plan --

                              all amounts allocated to the separate account of a
key employee, as defined in Section 419A(d)(3) of the Code, that are attributable to post-retirement medical benefits and that are derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date.

For purposes of the preceding sentence, "Employer contributions" and "forfeitures" shall include amounts reapplied to reduce Employer contributions and forfeitures under Subparagraph (b) of this Paragraph 5.9.
                      ----------------         -------------

                    (ii) Annual Compensation - shall mean, with respect to a
                         -------------------
Participant for any Limitation Year, except a Participant described in Subparagraph (C) of this Subparagraph (ii), only those amounts described in
----------------         -----------------
Subparagraph (A) of this Subparagraph (ii) that were actually paid or made
----------------         -----------------
available to the Participant within the Limitation Year, and shall be limited to $200,000 (unless adjusted as permitted under Section 415(d) of the Code). Annual Compensation shall not include those amounts described in Subparagraph (B) of
                                                          ----------------
this Subparagraph (ii).
     -----------------

                         (A)  Annual Compensation shall include:

                              (1)  the wages, salaries, fees for professional
services, and other amounts received by the Participant for personal services actually rendered in the course of employment with the Employer including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses;

                              (2)  in the case of a Participant who is an
employee within the meaning of Section 401(c)(1) of the Code, the earned income (as described in Section 401(c) (2) of the Code) of the Participant;

                              (3)  for purposes of Subparagraphs (1) and (2) of
                                                   -----------------     ---
this Subparagraph (A), the earned income from sources outside the United States
     ----------------
(as defined in Section 911(b) of the Code) of the Participant, whether or not excludable from gross income under Section 911 of the Code or deductible under
Section 913 of the Code;

                              (4)  the amounts described in Sections 104(a)(3),
105(a), and 105(h) of the Code of the Participant, but only to the extent such amounts are includable in the gross income of the Participant;

                              (5)  the amounts paid to the Participant or
reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent such amounts are not deductible by the Participant under
Section 217 of the Code;

                              (6)  the value of a non-qualified stock option
granted to the Participant by the Employer, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which granted; and

                              (7)  the amounts includable in the gross income of
the Participant upon making the election described in Section 83(b) of the Code.

                         (B)  Annual Compensation shall not include:

                              (1)  amounts contributed by the Employer to a plan
of deferred compensation on behalf of a Participant that are not includable in the Participant's gross income for the taxable year in which contributed, or amounts contributed by the Employer under a simplified employee pension plan on behalf of a Participant to the extent such amounts are deductible by the Participant under Section 219(b)(2) of the Code, or amounts distributed to a Participant from a plan of deferred compensation regardless of whether or not such amounts are includable in the Participant's gross income when distributed;

                              (2)  amounts realized from the exercise of a non-
qualified stock option, or when restricted stock (or property) held by a Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                              (3)  amounts realized from the sale, exchange, or
other disposition of stock acquired under a qualified stock option; and

                              (4)  other amounts that receive special tax
benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Participant) and contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant).

Annual Compensation, in the case of a Participant who is permanently and totally
-------------------
disabled, as defined in Section 22(e)(3) of the Code, and who is not a highly compensated employee, within the meaning of Section 414(q) of the Code, is the amount of compensation the disabled Participant would have received for the Limitation Year if the Participant had been paid at the rate paid immediately before becoming permanently and totally disabled. Contributions made with respect to amounts treated as Annual Compensation of a disabled Participant shall be nonforfeitable when made.

               (iii) Excess Amount - shall mean, with respect to a Participant
                     -------------
for any Limitation Year, the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Defined Contribution Amount, less loading and other administrative charges allocable to such excess.

               (iv)  Limitation Year - shall mean a period of twelve (12)
                     ---------------
consecutive months adopted by the Employer pursuant to a written resolution.

               (v)   Maximum Permissible Defined Contribution Amount - shall
                     -----------------------------------------------
mean, with respect to a Participant for any Limitation Year, the lesser of the amounts determined under Subparagraphs (A) and (B) of this Subparagraph (v),
                         -----------------     ---         ----------------
subject to
the rules of Subparagraphs (C) and (D) of this Subparagraph (v), where --
             -----------------     ---         ----------------
                         (A)  is Thirty Thousand Dollars ($30,000.00) or, if
greater, one-fourth of the dollar limitation in effect under Code Section 415(b)
(1) (A) as automatically adjusted in accordance with regulations prescribed by the Secretary of Treasury, and

                         (B)  is twenty-five percent (25%) of the Participant's
Annual Compensation for the Limitation Year.

                         (C)  As of January 1 of each calendar year, beginning
with the calendar year 1988, the dollar limitation in Subparagraph (A) of this
                                                      ----------------
Subparagraph (v) shall be automatically adjusted to equal the dollar limitation
----------------
prescribed for the calendar year by the Secretary of the Treasury. The adjusted dollar limitation shall apply for the Limitation Year ending within the calendar year.

                         (D)  If a short Limitation Year is created because of
an amendment changing the Limitation Year to a different twelve-consecutive-month period, the Maximum Permissible Defined Contribution Amount for the short Limitation Year shall be the dollar limitation in Subparagraph (A) of this
                                                  ----------------
Subparagraph (v) multiplied by a fraction, the numerator of which is the number
----------------
of months in the short Limitation Year and the denominator of which is twelve
(12), and the dollar limitation in Subparagraph B above shall be 25% of the
                                   --------------
Participant's Annual Compensation for such short Plan Year.

                         (E)  Special Rule For Participants Who Also Participate
                              --------------------------------------------------
In A Defined Benefit Plan Maintained By The Employer. For any participant in the
----------------------------------------------------
Plan who is also a participant in one or more defined benefit plans (as defined in Section 414(j) of the Code) maintained by the Employer, the Annual Addition with respect to such Participant under this Plan during a Plan Year shall be further limited (in addition to the limitation under Subparagraph (a) of this Paragraph 5.9) to the extent necessary to prevent the sum of the fractions in
(i) and (ii) below, computed as of the close of the Plan Year, from exceeding
1.0:

                              (i)  The Projected Annual Benefit (as defined in
     Treasury Regulation (S)1.415-7(b)(3)) of the Participant, divided by the lesser of:

                                   (A)  the product of $90,000 (as such amount
     shall be adjusted automatically in accordance with regulations promulgated by the Secretary of the Treasury) multiplied by 1.25, or

                                   (B)  the product of 100% of the Participant's
     average Annual Compensation for the period of three (3) consecutive Plan Years (or, if less, the actual number of consecutive years of employment with the Employer) during which the Participant had the greatest aggregate Annual Compensation, multiplied by 1.4; plus

                         (ii) The sum of the Participant's Annual Additions under this Plan and all other defined contribution plans (as defined in Section 414(i) of the Code) maintained by the Employer for such Plan Year and for all prior Plan Years divided by the sum of the lesser of the following amounts determined for such Plan Year and all prior Plan Years:

                              (A)  the product of $30,000 (or, if greater, 1/4
     of the dollar limitation in effect under Section 415(b)(l) (A) of the Code) multiplied by 1.25, or

                              (B)  the product of 25% of the Participant's
     Annual Compensation for the clan Year multiplied by 1.4.

                                   ARTICLE 6
                                   ---------

                        FUNDING MEDIUM AND INVESTMENTS
                        ------------------------------

          6.1  Funding Medium. For a new Plan the Employer will enter into a
               --------------
trust agreement with the Trustee to create a Trust that will serve as the funding medium for the Plan. For an existing Plan the Employer will continue the existing Trust. All contributions made to the Plan shall be deposited into the Fund maintained under the Trust. The Trust shall be deemed a part of the Plan and all rights that accrue to any Participant, Beneficiary or other person under the Plan shall be subject to the terms of the Trust.

          6.2  Direction of Investments by Investment Manager. The Employer
               ----------------------------------------------
shall have the right and power at any time and from time to time to appoint one or more Investment Managers having the power to manage (including the power to acquire and dispose of) the investment of all or any portion of the Fund.

          6.3  Direction of Investments by Participants. If Article 1 so
               ----------------------------------------     ---------
provides, each Participant shall have the right and power at any time and from time to time to manage (including the power to acquire and dispose of) the investment of his account or accounts, or such portion thereof, as the Administrator may specify. In such event, the Administrator shall from time to time establish such rules with respect to Participant directed investments as deemed appropriate and shall advise the Trustee of such rules.

          6.4  Direction of Investments by Employer. If Article 1 so provides,
               ------------------------------------     ---------
the Employer shall have the right and power at any time and from time to time to manage (including the power to acquire and dispose of) the investment of all or any portion of the Fund.

          6.5  Purchase of Contracts.
               ---------------------

               (a) The purchase of Contracts on the lives of the Participants with the funds in their Employer Contribution Accounts shall be subject to the provisions of Article 1. Upon direction from the Administrator, the Trustee
              ---------
shall purchase Contracts on the life of a Participant from an Insurer with the funds in the Participant's Employer Contribution Account within the limits, if any, specified in Article 1 and in Paragraph 6.6 (Limitations on the Payment of
                  ---------        -------------
Premiums for Contracts). With respect to any Contract providing ordinary life insurance that is purchased upon a Participant's life and held for his benefit, the Administrator shall direct the Trustee on or before the Participant's actual retirement date (i) to convert the entire value of any such Contract into cash,
(ii) to convert any such Contract so as to provide periodic income for the Participant, or

(iii) to distribute any such Contract to the Participant at his retirement date.

               (b) The Trustee shall be the sole owner of and shall be named beneficiary of all Contracts purchased under the Plan, and the Trustee shall be so designated in each Contract. Each application for a Contract may be signed by either the Administrator or the Trustee.

               (c) All premiums and other sums due to an Insurer with respect to any Contract on the life of a Participant that is held for his benefit shall be paid by the Trustee. Such premiums and other sums shall be charged against the Participant's Employer Contribution Account. If at any time there are not sufficient funds in a Participant's Employer Contribution Account to permit the payment by the Trustee of the premiums and other sums then due, or if the limitations of Paragraph 6.6 (Limitations on the Payment of Premiums for
               -------------
Contracts) would not permit the payment of the premiums and other sums then due from such account, such premiums and other sums may be paid by the Trustee with funds advanced by the Participant or may be paid from and charged against his Participant Voluntary Contribution Account, if any, or his Participant Required Contribution Account, if any. If the Trustee is unable to pay the premiums, the Trustee shall surrender the Contract for its cash value, if any, and deposit the cash value in the Participant's Employer Contribution Account or use the cash value to purchase paid-up insurance or take such other action with respect to the Contract as the Trustee deems appropriate.

               (d) All Contracts purchased by the Trustee for the benefit of a Participant with funds from a Participant's account shall constitute a directed investment of that Account and shall be considered to be a part thereof for all purposes. Any dividend paid on a Contract that is a part of an account shall also be considered to be a part of the account.

               (e) In the event of a conflict between the provisions of the Plan and the terms of a Contract purchased under the Plan, the provisions of the Plan shall control for purposes of the operation of the Plan.

          6.6  Limitations on the Payment of Premiums for Contracts.
               ----------------------------------------------------

               (a) If one or more Contracts providing ordinary life insurance coverage are purchased upon a Participant's life and held for his benefit, the aggregate premiums paid from his Employer Contribution Account shall at all times be less than fifty percent (50%) of the aggregate Employer contributions and forfeitures allocated to such Participant.

               (b) If one or more Contracts providing term, accident or health insurance coverage, or any or all such coverages, are purchased upon a Participant's life and held for his benefit, the aggregate premiums paid from his Employer Contribution Account shall at all times be less than twenty-five percent (25%) of the aggregate Employer contributions and forfeitures allocated to such Participant.

               (c) If one or more Contracts providing both ordinary life insurance coverage and term, accident or health insurance coverage, or any or all such coverages, are purchased upon a Participant's life and held for his benefit, the aggregate premiums paid from his Employer Contribution Account for term, accident or health insurance coverage plus one-half of the premiums paid for ordinary life insurance coverage shall at all times be less than twenty-five percent (25%) of the aggregate Employer contributions and forfeitures allocated to such Participant.

               (d)  The limitations of this Paragraph 6.6 shall be of no effect
                                            -------------
if such premiums are paid from contributions of the Employer that have been accumulated by the Trustee for two (2) or more years.

          6.7  Cancellation of Contracts. The Administrator may at any time
               -------------------------
direct the Trustee to cancel any Contract purchased by the Trustee for the benefit of a Participant, except any Contract purchased at the direction of a Participant who is still entitled to share in Employer contributions. However, before directing the cancellation of any such Contract, the Administrator shall direct the Trustee to offer such Contract to the Participant in the manner specified in Paragraph 8.8 (Distribution of Contracts).
             -------------

          6.8  Status of Insurer. No Insurer that issues any Contract under the
               -----------------
Plan shall be required to take or permit any action contrary to the provisions of such Contract; be bound to allow any benefit or privilege to any person interested in any Contract it has issued that is not provided in such Contract; be deemed to be a party to the Plan; or be responsible for the validity of the Plan. Any such Insurer shall be fully discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee and no Insurer shall be obligated to see to the distribution or application of any monies so paid by it. Any such Insurer shall not be liable for taking or permitting any action directed by the Trustee. However, if any such Insurer is also serving as an Investment Manager or as a custodian of Plan assets, or as a fiduciary with respect to the Plan, such Insurer shall be liable for its actions in accordance with the provisions of the Plan governing such activities. Furthermore, if an Insurer is providing administrative services to the Plan, it shall be liable to the same extent as any other person providing such services.

                                   ARTICLE 7
                                   ---------

                               RETIREMENT DATES
                               ----------------

          7.1  Normal Retirement Date. A Participant may retire on his Normal
               ----------------------
Retirement Date.

          7.2  Delayed Retirement Date.
               -----------------------

               (a)  If Article 1 so provides, a Participant who has attained his
                       ---------
Normal Retirement Date may delay his retirement, but not beyond age sixty-nine
(69) unless the Employer so requests. A Participant who delays his retirement may, however, retire on the last day of any calendar month.

               (b)  If Article 1 so provides, a Participant who has attained age
                       ---------
seventy (70) may, at the request of the Employer, delay his retirement and remain in the active employ of the Employer for such period or periods as shall be agreed upon by the Participant and the Employer, but not beyond the attainment of any maximum age specified in Article 1. Any such request of the
                                           ---------
Employer and the Participant's consent to such request shall be made in writing. At the request of the Administrator, the Employer shall provide the Administrator with copies of the request and the consent. The Participant shall retire on whichever of the following dates shall first occur: (i) the last day of the last agreed period or (ii) the last day of the calendar month in which the Participant attains any maximum age specified in Article 1.
                                                     ---------

               (c) The date on which a Participant retires pursuant to this Paragraph 7.2 shall be his Delayed Retirement Date.
-------------

          7.3  Early Retirement Date. If Article 1 provides for early
               ---------------------     ---------
retirement, a Participant who satisfies the requirements specified in Article 1
                                                                      ---------
may retire on the last day of any calendar month prior to his Normal Retirement Date. Such date shall be the Early Retirement Date of the Participant.

          7.4  Disability Retirement Date.
               --------------------------

               (a)  If Article 1 provides for disability retirement, a
                       ---------
Participant who satisfies the requirements, if any, specified in Article 1, who
                                                                 ---------
is Disabled, and whose disability the Administrator has determined is likely to be permanent or of indefinite duration shall retire on the last day of the calendar month in which the Administrator determines that he is Disabled, which date shall be the Disability Retirement Date of the Participant.

               (b) The Administrator shall have the exclusive authority to determine whether a Participant is Disabled and whether the such disability is likely to be permanent or of indefinite duration for purposes of the plan. The Administrator may secure such medical and other evidence as deemed necessary and appropriate. The determination of the Administrator shall be made in accordance with a uniform nondiscriminatory policy established by it.

                                   ARTICLE 8
                                   ---------

                            DISTRIBUTIONS AND LOANS
                            -----------------------

          8.1  Distributions - Normal Retirement. A Participant who has attained
               ---------------------------------
his Normal Retirement Date and who has retired shall have a one hundred percent (100%) vested interest in his Employer Contribution Account on his Normal Retirement Date. He shall be entitled to have the value of his accounts distributed to him in a lump sum payment as of the Allocation Date coinciding with or next following his Normal Retirement Date, but in no event later than sixty (60) days after the end of the Plan Year in which his Normal Retirement Date occurs. The value of his accounts shall be determined in accordance with Paragraph 8.7 (Valuation of Accounts). He shall share in Employer contributions
-------------
and in forfeitures for the Plan Year in which his Normal Retirement Date occurs, but not thereafter. Any distribution shall be made in accordance with the Provisions of Paragraph 9.2 (Restrictions on Distributions) and Paragraph 9.3
              -------------                                     -------------
(Date Distribution of Accounts Must Begin).

          8.2  Distributions - Delayed Retirement. If Article 1 provides for
               ----------------------------------     ---------
delayed retirement, a Participant who has attained his Normal Retirement Date and whose retirement is delayed shall have a one hundred percent (100%) vested interest in his Employer Contribution Account on his Normal Retirement Date. He shall be entitled to have the value of his accounts distributed to him in a lump sum payment as of the Allocation Date coinciding with or next following his Delayed Retirement Date, but in no event later than sixty (60) days after the end of the Plan Year in which his Delayed Retirement Date occurs. The value of his accounts shall be determined in accordance with Paragraph 8.7 (Valuation of
                                                    -------------
Accounts). He shall share in Employer contributions and in forfeitures for the Plan Year in which his Delayed Retirement Date occurs, but not thereafter. In lieu of deferring the distribution of his accounts until his Delayed Retirement Date, the value of his accounts shall, at the request of the Participant be distributed to him as of his Normal Retirement Date, just as if he had retired on his Normal Retirement Date. If distribution is made as of his Normal Retirement Date, the value of his accounts shall be determined as of his Normal Retirement Date in accordance with Paragraph 8.7 (Valuation of Accounts). Any
                                   -------------
distribution shall be made in accordance with the Provisions of Paragraph 9.2
                                                                -------------
(Restrictions on Distributions) and Paragraph 9.3 (Date Distribution of Accounts
                                    -------------
Must Begin).

          8.3  Distributions - Early Retirement. If Article 1 provides for early
               --------------------------------     ---------
retirement, a Participant who has attained his Early Retirement Date and who has retired shall have a one hundred percent (100%) vested interest in his Employer Contribution Account on his Early Retirement Date. He shall be entitled to have the value of his accounts distributed to him in a lump sum payment as of the Allocation Date coinciding with or next following his Normal Retirement Date, but in no event later than sixty (60) days after the end of the Plan Year in which his Normal Retirement Date occurs. The value of his accounts shall be determined in accordance with Paragraph 8.7 (Valuation of Accounts). He
                                       -------------
shall share in Employer contributions and in forfeitures for the Plan Year in which his Early Retirement Date occurs, but not thereafter. Any distribution shall be made in accordance with the Provisions of Paragraph 9.2 (Restrictions
                                                   -------------
on Distributions) and Paragraph 9.3 (Date Distribution of Accounts Must Begin).
                      -------------

          8.4  Distributions - Disability Retirement. If Article 1 provides for
               -------------------------------------     ---------
disability retirement, a Participant who is Disabled and who has retired shall have a one hundred percent (100%) vested interest in his Employer Contribution Account on his Disability Retirement Date. He shall be entitled to have the value of his accounts distributed to him in a lump sum payment as of the Allocation Date coinciding with or next following his Disability Retirement Date, but in no event later than sixty (60) days after the end of the Plan Year in which his Disability Retirement Date occurs. The value of his accounts shall be determined in accordance with Paragraph 8.7 (Valuation of Accounts). He shall
                                 -------------
share in Employer contributions and in forfeitures until the end of the Plan Year in which his Disability Retirement Date occurs, but not thereafter. Any distribution shall be made in accordance with the Provisions of Paragraph 9.2
                                                                -------------
(Restrictions of Distributions) and Paragraph 9.3 (Date Distribution of Accounts
                                    -------------
Must Begin).

          8.5  Distributions - Death.
               ---------------------

               (a) The Beneficiary of a deceased Participant shall have a one hundred percent (100%) vested interest in the Employer Contribution Account of the deceased Participant on the date of the Participant's death. The Beneficiary shall be entitled to have the value of the deceased Participant's accounts distributed to him in a lump sum payment as of the Allocation Date coinciding with or next following the date of the Participant's death, but in no event later than sixty (60) days after the end of the Plan Year in which the Participant's death occurs. The value of the accounts of the deceased Participant shall be determined in accordance with Paragraph 8.7 (Valuation of
                                                   -------------
Accounts). The deceased Participant shall share in Employer contributions and in forfeitures for the Plan Year in which death occurs, but not thereafter.

               (b) Notwithstanding any other provision of this Plan, if the deceased Participant is survived by a spouse, the spouse shall be the Participant's Beneficiary, unless the Participant designated a Beneficiary other than his spouse and the spouse consented to the specific designation of another Beneficiary in accordance with the provisions of this Paragraph 8.5. For purposes of this
                                       -------------
Subparagraph (b), "spouse" shall mean the wife or husband to whom a deceased
----------------
Participant is married on the date of death, except that a former spouse of a deceased Participant shall be treated as the Participant's spouse to the extent required under a qualified domestic relations order described in Section 414(p) of the Code.

              (i) A married Participant may designate a Beneficiary other than his spouse by completion and filing with the Administrator of a beneficiary designation on a form presented by the Administrator if the spouse has consented to the specific designation of another Beneficiary.

                    (ii)  Notwithstanding the requirements of Subparagraph (i)
                                                              ----------------
of this Subparagraph (b), a written consent of the spouse of a deceased
        ----------------
Participant shall not be required if, before his death, the Participant had established to the satisfaction of the Administrator that he did not have a spouse or that his spouse could not be located.

                    (iii) The consent of the spouse to the designation by the participant of another Beneficiary shall be valid only if --

                          (A) it is in writing,

                          (B) it is witnessed by either a notary public or the
Administrator, and

                          (C) it acknowledges the effect of the Participant's
election not to have his accounts paid the Spouse.

               (c)  Subject to the conditions and restrictions of Subparagraph
                                                                  ------------
(b) a Participant may designate a Beneficiary subject to the following
---
conditions and restrictions:

                    (i) A designation or the revocation of a designation shall be made in writing on a form prescribed by the Administrator.

                    (ii) A designation may be made by a Participant at any time.

                    (iii) A designation shall be effective as of the date the prescribed form is filed with the Administrator regardless of whether or not the Participant is living at the time the form is filed with the Administrator.

                    (iv) A designation may be revoked and a new designation may be made at any time if the new designation otherwise complies with this Subparagraph (c). The revocation of a designation
                             ----------------
shall be effective as of the date the prescribed form is filed with the Administrator.

               (d) If a Participant dies without a spouse or other designated Beneficiary, whether designated by the Plan or by the Participant, or if no designated Beneficiary survives a Participant or survives long enough to receive complete distribution of the Participant's accounts, the Account of the deceased Participant shall be said by the Administrator to one or more of the following: children or other descendants, adopted children or descendants of adopted children, next of kin of the deceased Participant, or the executor or administrator of the deceased Participant's estate; and the Participant's accounts may be distributed entirely to any one of them or in such shares to any two or more of them as the Administrator in its discretion may direct.

               (e) If the Trustee has applied to an Insurer for a Contract on a Participant's life and has remitted the initial premium, then the amount of the death benefit payable under such contract shall be whatever amount is payable by the Insurer in accordance with the terms of the application, and the rules and regulations of the Insurer.

          8.6  Distributions - Termination of Employment.
               -----------------------------------------

               (a) A Participant whose employment with the Employer is terminated for any reason other than retirement or death before his Normal Retirement Date shall have on the date his employment is terminated such vested interest in his Employer Contribution Account as is provided by the Plan vesting schedule or schedules. The Plan vesting schedule or schedules and the Participant's vested interest shall be determined in accordance with the provisions of Subparagraph (b) and the other provisions of this Paragraph 8.6.
              ----------------                                  -------------
If Paragraph 5.7 (Participants to Whom Employer Contributions and Forfeitures
   -------------
Will Be Allocated) and Article 1 so provide, the Participant shall share in
                       ---------
Employer contributions and in forfeitures for the Plan Year in which his employment is terminated. The Participant shall not share in Employer contributions nor in forfeitures for any Plan Year thereafter. The Administrator shall distribute the Participant's vested interest in the value of his Accounts to the Participant as of the Allocation Date coinciding with or next following the date his employment is terminated; provided, however, that if the value of the participant's Employer Contribution Account exceeds Three Thousand Five Hundred Dollars ($3,500.00), no distribution shall be made to a Participant from his Employer Contribution Account unless the Participant consents to the distribution. The value of the Participant's accounts shall be determined in accordance with Paragraph 8.7 (Valuation of Accounts). The
                -------------
value of the Participant's accounts shall be determined in accordance with Paragraph 8.7 (Valuation of Accounts). The distribution of the Participant's
-------------
vested interest in his accounts shall be made in a lump sum payment.

               (b) The vested interest of a Participant whose employment with the Employer is terminated for any reason other than retirement or death before his Normal Retirement Date in the value of his Employer Contribution Account shall be determined in accordance with the vesting schedule or schedules specified in Article 1. If Article 1 provides a special vesting schedule for life insurance and annuity contracts and a special vesting schedule for benefits under a predecessor plan, or a special vesting schedule for either, a Participant's vested interest in the portion of his Employer Contribution Account attributable to either or both of such items, shall be determined in accordance with such special vesting schedules.

               (c) A Participant whose employment with the Employer is terminated for any reason other than retirement or death before his Normal Retirement Date shall forfeit the portion of his Employer Contribution Account that is not vested under Subparagraph (b) of this Paragraph 8.6 on the earlier
                         ----------------         -------------
of the following dates: the date he incurs a period of five (5) consecutive One-Year Breaks in service or the date specified in Subparagraph (e) of this
                                                ----------------
Paragraph 8.6. The forfeited portion of the Participant's Employer Contribution
-------------
Account shall be reallocated as of the last day of the Plan Year in which such forfeiture occurs to the Participants who are entitled to share in forfeitures for such Plan Year. The value of the forfeited portion of the Participant's Employer Contribution Account shall be determined as of the date of reallocation.

               (d) In lieu of distributing the vested interest of a Participant whose employment with the Employer is terminated as of the Allocation Date coinciding with or next following the date his employment with the Employer is terminated, the Administrator at the request of a Participant whose Employer Contribution Account exceeds Three Thousand Five Hundred Dollars ($3,500.00) may delay the distribution of the Participant's vested interest in the value of his Employer Contribution Account to the Participant until the Allocation Date coinciding with or next following his Normal Retirement Date or such earlier Allocation Date as the Participant may specify. The value of the Participant's accounts shall be determined in accordance with Paragraph 8.7 (Valuation of
                                                -------------
Accounts).

               (e) If a distribution described in Subparagraph (d) of this Paragraph 8.6 is made before a Participant incurs a period of five (5) consecutive One-Year Breaks in Service and--

Contribution Account, the Participant shall forfeit the non-vested portion of his Employer Contribution Account on the date of the distribution, or

                    (ii) if the distribution represents less than the entire vested interest of the Participant in his Employer Contribution Account, the Participant shall forfeit an amount of the non-vested portion of his Employer Contribution Account on the date of the distribution, such amount to be determined by first multiplying the pre-distribution amount of the Participant's Employer Contribution Account (the vested portion plus the non-vested portion) by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the pre-distribution amount of the vested portion of the Participant's Employer Contribution Account and then reducing the product of step one by the amount of the distribution. The remainder of the Participant's Employer Contribution Account shall be subject to the following rules:

                         (A)  If the Participant is not reemployed by the
Employer or if he is reemployed after he incurs a period of five (5) consecutive One-Year Breaks in Service, the Participant shall forfeit the non-vested portion of such Employer Contribution Account on the date he incurs a period of five (5) consecutive One-Year Breaks in Service.

                         (B)  If the Participant is reemployed by the Employer
before he incurs a period of five (5) consecutive One-Year Breaks in Service, the Participant's vested interest in such Employer Contribution Account shall continue to increase in accordance with the Plan vesting schedule.

                         (C)  Such Employer Contribution Account shall continue
to share in the income, losses, appreciation, and depreciation of the commingled portion of the Fund, to the extent attributable thereto.

                         (D)  No Employer contributions or forfeitures shall be
allocated or credited to such Employer Contribution Account; the participant's share, if any, of future Employer contributions and forfeitures shall be allocated and credited to a new Employer Contribution Account established for the Participant pursuant to Subparagraph (c) of Paragraph 3.1 (Participation).
                            ----------------    -------------

                         (E)  If the Participant repays a distribution described
in Subparagraph (d) of this Paragraph 8.6 before he incurs a period of five (5)
   ----------------         -------------
consecutive One-Year Breaks in Service, and if the distribution qualified as either an involuntary cash-out or a voluntary cash-out, and if the value of such Employer Contribution Account immediately after the
repayment (the repayment value) is less than the value immediately preceding the distribution (the pre-distribution value), such Employer Contribution Account shall be restored to its predistribution value in the manner specified in Subparagraph (c) of Paragraph 9.12 (Right to Repay Distribution Received on
----------------    --------------
Termination of Participation in the Plan).

               (f)  Notwithstanding any other provision of the Plan, if Article
                                                                        -------
1 provides for early retirement and if the eligibility requirements for early
-
retirement provide that a Participant must satisfy both a service requirement and an age requirement, a Participant who satisfied the service requirement but not the age requirement at the time his employment was terminated may elect to have the distribution of his accounts begin not later than sixty (60) days after the close of the Plan Year in which he satisfies the age requirement. The election provided for under Subparagraph (g) shall be made in the manner
                            ----------------
specified in, and shall be subject to the conditions and restriction in, Subparagraph (d) of Paragraph 9.3 , ( Date Distribution of Accounts Must Begin)
----------------    -------------
and Paragraph 9.4, (Date Distribution of Accounts Must be Completed).
    -------------

               (g)  Notwithstanding any other provision of this Plan, if Article
                                                                         -------
1 provides for early retirement and if the eligibility requirements for early
-
retirement provide that a Participant must satisfy both a service requirement and an age requirement, a Participant who satisfied the service requirement but not the age requirement at the time his employment was terminated may elect to have the distribution of his accounts begin not later than sixty (60) days after the close of the Plan Year in which he satisfies the age requirement. The election provided for under this Subparagraph (g) shall be made in the manner
                                 ----------------
specified in, and shall be subject to the conditions and restrictions in, Subparagraph (d) of Paragraph 9.5 (Date Distribution of Accounts Must Begin).
----------------    -------------

               (h) If the vesting schedule or any other provision of this Plan that directly or indirectly affects the computation of a Participant's vested interest is amended, Paragraph 10.7 (Amendment of Vesting Schedule - Right to
                     --------------
Elect Former Vesting Schedule) provides that a Participant who has completed three (3) or more Years of Service may elect to have his vested interest in his Employer Contribution Account determined without regard to the Plan amendment.

          8.7  Valuation of Accounts. The accounts of a retired, deceased or
               ---------------------
terminated Participant, except his Participant Directed Investment Accounts, shall be valued as of the date specified in Article 1. His Participant Directed
                                            ---------
Investment Accounts shall be valued as of the date of distribution.

          8.8  Distribution of Contracts.
               -------------------------

               (a) The Administrator shall offer to distribute to a Participant who has retired all Contracts, if any, on his life that are held for his benefit. If the Participant elects in writing to receive his Contracts in kind, the Administrator shall direct the Trustee to distribute the Participant's Contracts to him. If the Participant elects not to receive his Contracts in kind, or fails to make an election within thirty (30) days after notice from the Administrator, the Administrator shall direct the Trustee to dispose of the Participant's Contracts in any one or more of the methods specified in Article 9
                                                                       ---------
(Methods and Mediums of Distribution, Limitations, Etc.).

               (b) If a Participant ceases to participate in the Plan for any reason other than retirement or death, the offer to sell all or any one or more of such Contracts to the Participant at a price equal to their cash value, if the Participant does not elect to purchase such Contracts, the Trustee shall dispose of all or any ore or more of such Contracts in any one or more of the methods specified in Article 9 (Methods and Mediums of Distribution,
                     ---------
Limitations, Etc.).

          8.9  Pre-Termination Distributions.
               -----------------------------

               (a)  If Article 1 provides for pre-termination distributions, the
                       ---------
Administrator, upon the request of a Participant, shall direct the Trustee to make a distribution to the Participant from his accounts listed in, and for the purposes authorized in, Article 1, each request for a pre-termination
                        ---------
distribution shall be made by filing a written application with the Administrator. The application shall be supported by such evidence as the Administrator may require.

               (b) The Administrator may authorize pre-termination distributions to be made to a Participant by the Trustee where the distribution is necessary to satisfy an immediate and heavy financial need of the Participant on account of:

                    (i) medical expenses described in Section 213(d) of the Code incurred by (or necessary to obtain care for) the Participant, his spouse, or any of his dependents;

                    (ii) payment of tuition and related educational fees for the next 12 months of post-secondary education of a Participant, his spouse, children or any of his dependents;

                    (iii) the purchase (excluding mortgage payments) of a principal residence for the Participant; or

                    (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                    (v) funeral expenses for the spouse or a dependent of the Participant.

               (c) Notwithstanding any other provision of this Plan, the amount of a pre-termination distribution made to a Participant from an account listed in Article 1 shall not exceed the value (determined as of the Allocation Date
   ---------
coinciding with or next preceding the date of such distribution) of the Participant's vested interest in the account, except that

                    (i) if the Employer's Plan is integrated with Social Security, then in the case of a pre-termination distribution made from a Participant's Employer Contribution Account, the amount of the distribution shall not exceed the value (determined as of the Allocation Date coinciding with or next preceding the date of such distribution) of the Participant's vested interest in the portion of the account that is not attributable to allocations based on Compensation in excess of the integration level specified in Article 1;
                                                                      ---------

                    (ii) in the case of a pre-termination distribution made from a Participant's Salary Reduction Contribution Account,

                         (A)  the purpose of the distribution shall be to enable
the Participant to meet immediate and heavy financial needs,

                         (B)  the amount required to meet such financial needs
shall not be reasonably available from the resources of the Participant, and

                         (C)  the amount of the distribution shall not exceed
the amount required to meet such financial needs.

               (d) A distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of an Employee if the Participant provides the Administrator reasonable representation that the need cannot be relieved--

                    (i) Through reimbursement or compensation by insurance or otherwise,

                         (ii)  By reasonable liquidation of the employee's
assets, to the extent such liquidation would not itself cause an immediate heavy financial need,

                         (iii) By cessation of elective contributions or
employee contributions under the Plan, or

                         (iv)  By other distributions or non-taxable at the time
of the loan(s) from the Plan by the employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

If a Participant receives a distribution pursuant to this Paragraph 8.9, the
                                                          -------------
Participant's Salary Reduction Contributions shall be suspended for twelve (12) months after receipt of the distribution.

     For purposes of this Subparagraph (d), the Participant's resources shall be
                          ----------------
deemed to include those assets of his spouse and minor children that are reasonably available to the Participant but which do not include assets held for a child of the Participant under any revocable trusts or under the Uniform Gift to Minors Act. Any distribution under this Paragraph 8.9 shall not exceed the
                                           -------------
amount of the immediate financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution).

          8.10  Loans to Participants.
                ---------------------

                (a) If Article 1 provides for loans to Participants, the
                       ---------
Administrator, upon the request of a Participant, may direct the Trustee to make a loan or loans to the Participant. In no event shall the total amount of any loan or loans, plus unpaid interest, to a Participant exceed the lesser of the following amounts:

                    (i) Fifty Thousand Dollars ($50,000.00) reduced by the excess (if any) of -

                         (A) the highest outstanding balance of loans from the
Plan during the one-year period ending on the day before the date on which such loan was made, or

                         (B) the outstanding balance of loans from the Plan on
the date on which such loan was made;

                    (ii) fifty percent (50%) of the value of the Participant's vested interest in his accounts; or

                         (iii) the value (determined as of the Allocation Date
coinciding with or next preceding the date of such loan) of the Participant's accounts.

Further, if the Employer's Plan is integrated with Social Security, in no event shall the total amount of any loan or loans, plus unpaid interest, from a Participant's Employer contribution Account exceed the value (determined as of the Allocation Date coinciding with or next preceding the date of such loan) of the portion of the Participant's Employer contribution Account that is not attributable to allocations based on Compensation in excess of the integration level specified in Article 1.
                   ---------

                   (b) In no event shall the term of any loan exceed five (5) years unless the proceeds of the loan are used to acquire the principal residence of the Participant.

                   (c) The Administrator shall establish the interest rate and the repayment schedule for each loan, including the term of the loan and the maturity date, all of which shall be acceptable to the Trustee and shall be subject to the provisions of this Paragraph 8.10.
                                  --------------

                   (d)  Each loan shall --

                        (i)   be evidenced by a note;

                        (ii)  have a fixed maturity date;

                        (iii) require substantially level amortization of the loan with payments not less frequently than quarterly over the term of the loan;

                        (iv) bear interest at a reasonable rate, but in no event at a rate that is less than the rate currently being charged by institutional lenders in the area of the Employer's principal place of business for loans of the same type; and

                        (v) be secured by adequate collateral. The collateral shall include the assignment of the participant's entire interest in his accounts and the Participant, by accepting the loan, automatically assigns as security for the loan his entire interest in his accounts.

                   (e)  If Article 1 provides that a loan to a Participant shall
                           ---------
be considered an investment of the Participant's accounts, the loan shall be charged to the account or accounts from which the loan was made and all payments on the loan, both principal and interest, shall be credited to the account or accounts from which the loan was made.

                   (f) If the Participant defaults on his payment obligations under the loan, the Administrator shall direct the Trustee to take such action as shall be necessary or appropriate under the circumstances to realize upon the Trust's security interest in the collateral or to deduct from the Participant's accounts the amount required to cure the default.

                   (g) The Administrator shall provide each loan applicant with a clear statement of the charges involved in each loan transaction. Such statement shall include the dollar amount and the annual interest rate of the finance charge.

                   (h) Loans shall be made available to all Participants in accordance with a uniform non-discriminatory policy established by the Administrator, except that no loans shall be made to Owner-Employees or to Shareholder-Employees.

                   (i) No loan shall be made to a Participant who is married on the date the loan is made unless the spouse of the Participant consents to the loan. The consent of the spouse to a loan described in this Paragraph 8.10 shall
                                                            --------------
be valid only if -

                        (i) it is made within the ninety (90) day period before the date the loan is made to the Participant, and

                        (ii) it is witnessed by either a Notary Public or the Administrator or a designated agent of the Administrator, and

                        (iii) it acknowledges that the right of the Administrator to reduce the Participant's Employer Contribution Account balance in the event of default by the Participant of the terms of the loan may defeat the rights of the spouse to the Participant's Employer Contribution Account.

                                   ARTICLE 9
                                   ---------

            METHODS AND MEDIUMS OF DISTRIBUTION, LIMITATIONS, ETC.
            -----------------------------------------------------

                   9.1 Claim Forms. In order to receive any distribution under
                       -----------
this Plan, a Participant or Beneficiary must file a written claim with the Administrator. Each claim shall be made on forms acceptable to the Administrator and Trustee and shall be filed in such manner as the Administrator may specify. The Administrator may require a Participant or Beneficiary filing a claim to furnish such information as the Administrator deems pertinent to the determination of the amount of the claim. The Administrator may also require a Participant or Beneficiary filing a claim to furnish such proof of death and such evidence of the right to receive payment of the accounts of a deceased Participant as the Administrator deems appropriate.

                   9.2 Restrictions on Distributions. Distributions from a
                       -----------------------------
Participant's accounts shall be made to or for the benefit of the Participant or, in the event of his death, to or for the benefit of his Beneficiary in accordance with the other provisions of the Article 9 and shall comply with the
                                            ---------
requirements of Section 401(a)(9) of the Code and the regulations thereunder, including Regulation Section 1.401(a)(9)-2 which is incorporated herein by reference.

Notwithstanding any other provision of the Plan, however, no distribution of a Participant's accounts will be made under any form of payment unless the present value of the payments projected to be made to the Participant during his life exceeds the present value of the total payments to be made to the Participant and the Participant's Beneficiary.

                   9.3 Date Distribution of Accounts Must Begin.
                       ----------------------------------------

                       (a) Notwithstanding any other provision of this Plan, unless a Participant elects otherwise, the distribution of his accounts shall begin no later than sixty (60) days after the end of the Plan Year in which the latest of the following events occurs:

                            (i)   the Participant attains his sixty-fifth (65th)
birthday, or, if earlier, reaches his Normal Retirement Date;

                            (ii)  the tenth (10th anniversary of the Plan Year
in which the Participant began to participate in the Plan; or

                            (iii) the termination of the Participant's
employment with the Employer.

               (b) A Participant may elect, prior to the date the distribution of his accounts is to be made, to have the distribution of his accounts begin on a later date than that specified in Subparagraph (a) of this Paragraph 9.3 if
                                    ----------------         -------------
that date is no later than the latest date specified in Paragraph 9.4 (Date
                                                        -------------
Distribution of Accounts Must Be Completed).

               (c) If the distribution of a Participant's accounts cannot begin on the date specified in Subparagraph (a) of this Paragraph 9.3 because the
                         ----------------         -------------
Administrator either cannot ascertain the amount of the Participant's accounts or cannot locate the Participant after making reasonable efforts to do so, the distribution of the Participant's accounts shall begin no later than sixty (60) days after the date on which the amount can be ascertained or the Participant is located, whichever is applicable. Any such distribution shall be made retroactive to a date that is no earlier than the date on which distribution of the Participant's accounts was scheduled to begin but no later than the date specified in Subparagraph (a) of this Paragraph 9.3.
             ----------------         -------------

               (d)  The election provided for under this Paragraph 9.3 shall be
                                                         -------------
subject to the following conditions and restrictions:

                    (i) An election or the revocation of an election shall be made in writing on a form prescribed by the Administrator and shall specify the date on which the distribution of the Participant's accounts shall begin.

                    (ii) An election may be made at any time during the six (6) month period preceding the date the distribution of the Participant's accounts is scheduled to begin.

                    (iii) An election, if timely made, shall be effective as of the date the prescribed form is filed with the Administrator.

                    (iv) An election may be revoked and a new election may be made at any time during the same election period if the new election otherwise complies with this Paragraph 9.3. The revocation of an election, if timely made,
                   -------------
shall be effective as of the date the prescribed form is filed with the Administrator.

          9.4  Date Distribution of Accounts Must be Completed.
               -----------------------------------------------

               (a) Notwithstanding any other provision of this Plan, a Participant's accounts shall be distributed to the Participant no later than the "Required Distribution Date," which shall mean April 1 of the calendar year following the calendar year in which a Participant attains age seventy and one-half (70 1/2).

          9.5 Distributions Upon Death of Participant. Notwithstanding any
              ---------------------------------------
provision of the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder.

              (a) If it is determined, pursuant to Regulations, that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Paragraph 9.3 as of his date of death.
                                  -------------

              (b) If a Participant dies before he has begun to receive any distributions of his interest in the Plan or before distributions are deemed to have begun pursuant to Regulations, then, subject to the provisions of Paragraph
                                                                       ---------
8.5 regarding distributions to the spouse of a married Participant, the deceased
---
Participant's accounts shall be distributed to his Beneficiary in a lump sum payment as soon as practical; provided, however, that the accounts shall be distributed to the Participant's Beneficiaries by December 31st of the calendar year in which the fifth anniversary of the Participant's death occurs.

          9.6 Distributions to Incompetents. In the event that a distribution is
              -----------------------------
payable to a minor or other legally incompetent person or to any person who in the judgment of the Administrator is unable to handle funds paid directly to such person, the Administrator may direct that such distribution be made in any one or more of the following ways: (i) directly to such minor or other person;
(ii) to the legal representative of such minor or other person; (iii) to any relative of such minor or other person who shall have custody and care of such person; (iv) directly in payment of the support, maintenance, or education of such minor or other person; or (v) to a trust created for the benefit of such minor or other person. The Administrator shall not be required to see to the proper application of any distribution so made and the receipt of the payee shall be a complete discharge of any liability under the Plan for such distribution.

          9.7 Duty of Administrator to Inform Participants of Right to
              --------------------------------------------------------
Distribution. The Administrator shall notify a Participant or Beneficiary who is
------------
or may become entitled to a distribution of his right to receive the distribution. Such notice shall be given no later than six (6) months after the Participant's termination of employment with the Employer and again six (6) months before the Participant or Beneficiary becomes entitled to the distribution. Such notice shall inform the Participant or Beneficiary of his duty to file his address with the Administrator from time to time, as provided in Paragraph 9.8 (Duty of Participants to Inform Administrator of Address). If
   -------------
the address of the Participant or Beneficiary is unknown, the Administrator shall send such notice to the Participant or Beneficiary by registered mail directed to his last known address.

          9.8 Duty of Participants to Inform Administrator of Address. Each
              -------------------------------------------------------
Participant and each Beneficiary designated by a Participant must file with the Administrator from time to time in writing his address and each change of address. Any communication, statement or notice addressed to a Participant or Beneficiary at his last address filed with the Administrator (or if no address is filed with the Administrator, then at his last address as shown on the Administrator's records) shall be binding on the Participant and his Beneficiary for all purposes of the Plan. Neither the Administrator nor the Trustee shall be required to search for or locate a Participant or Beneficiary. If the Administrator notifies a Participant or Beneficiary that he is or may become entitled to a distribution in accordance with the provisions of Paragraph 9.7
                                                                -------------
(Duty of Administrator to Inform Participants of Right to Distribution), and also notifies him of the provisions of this Paragraph 9.8, and the Participant
                                            -------------
or Beneficiary fails to claim the distribution or to make his address known to the Administrator within three (3) years after he has become entitled to the distribution, the distribution shall be disposed of as follows:

                    (i) If the address of the Participant is unknown but the address of the Beneficiary designated by the Participant is known to the Administrator, distribution shall be made to such Beneficiary.

                    (ii) If the address of neither the Participant nor the Beneficiary designated by the Participant is known to the Administrator, but the address of one or more relatives by adoption, blood, or marriage of the Participant is known to the Administrator, distribution shall be made to any one or more of such relatives in such proportions as the Administrator determines.

          9.9 Right to Make Partial Distributions. Since it may not be
              -----------------------------------
possible to determine the value of a Participant's accounts until the Allocation Date next following his retirement, death, or termination, the Administrator in its discretion may direct the Trustee to make a partial distribution to the Participant or to his Beneficiary from his accounts prior to such Allocation Date so long as the amount of such partial distribution does not jeopardize the interests of the other

Participants by exceeding the value of the Participant's accounts on such Allocation Date.

          9.10 Transfer to Plan of New Employer. Upon the request of a
               --------------------------------
Participant who has retired or otherwise terminated his employment with the Employer, the Administrator, pursuant to the provisions of Article 15, may
                                                           ----------
direct the Trustee to transfer, as of the Allocation Date coinciding with or next following the date of the Participant's request, the value of the Participant's accounts, to the extent that they are vested, in the form of cash or other property, to the plan of the Participant's new employer, provided the trustee or other funding agent of such plan is authorized to accept such assets, such assets are maintained in a separate account under such plan, such assets are nonforfeitable, and such assets do not in any way reduce the obligation of the Participant's new employer under such plan.

          9.11 Date Employer Contribution Account Must Be 100% Vested.
               ------------------------------------------------------
Notwithstanding any other provision of this Plan, a Participant shall have a one hundred percent (100%) vested interest in his Employer Contribution Account on the earlier of the following dates:

                    (i)  his Normal Retirement Date, or

                    (ii) the later of --

                         (A)  the date on which he attains his sixty-fifth
(65th) birthday, or

                         (B)  the tenth (10th) anniversary of his Entry Date.

          9.12 Right to Repay Distribution Received on Termination of
               ------------------------------------------------------
Participation in the Plan.
-------------------------

               (a) If a Participant is reemployed by the Employer before incurring a period of five (5) consecutive One-Year Breaks in Service, and such Participant received a distribution that qualified as either an involuntary cash-out or a voluntary cash-out (as defined in Subparagraphs (d) and (e) of
                                                -----------------     ---
this Paragraph 9.12) while less than one hundred percent (100%) vested in his
     --------------
Employer Contribution Account, the Participant may repay the full amount of the distribution to the Trustee. Such repayment shall be made not later than the earlier of (i) five (5) years after the date such Participant was reemployed, or
(ii) the date he incurs five (5) consecutive One-Year Breaks in Service following the payment of the vested portion of his Employer Contribution Account.

               (b) The Administrator shall provide each Participant who is eligible to repay a distribution that qualified as either an involuntary cash-out or a voluntary cash-out with a written general explanation of the Participant's right to make such repayment and the consequences of making or failing to make such repayment. Such written explanation shall be provided within six (6) months of the Participant's reemployment.

               (c) If a Participant, before he incurs a period of five (5) consecutive One-Year Breaks in Service, repays a distribution that qualified as either an involuntary cash-out or a voluntary cash-out, the repayment shall be credited to the Participant's Employer Contribution Account. If the value of the Participant's Employer Contribution Account immediately after the repayment (the repayment value) is less than the value immediately preceding the distribution (the pre-distribution value), such account shall be restored to its pre-distribution value. The repayment value of such account shall be determined as of the next Allocation Date before any amount is credited to such account under the allocation procedure specified in Paragraph 5.3 (Allocation Procedure). Such
                                      -------------
restoration shall be made from forfeitures occurring during the current Plan Year, that is, the Plan Year in which such repayment is made; provided however, that if such forfeitures are not sufficient, such restoration shall be made either from Employer contributions for the current Plan Year or from the income and appreciation of the Fund for the current Plan Year.

               (d) An involuntary cash-out is a distribution to a Participant that meets each of the following requirements:

                    (i) the value of the Participant's Employer Contribution Account and Participant Voluntary Contribution Account does not exceed Three Thousand Five Hundred Dollars ($3,500.00);

                    (ii) the distribution constitutes one hundred percent (100%) of the value of the Participant's vested interest in his Employer Contribution Account and one hundred percent (100%) of the value of any other accounts that are held for his benefit; and

                    (iii) the distribution is made because the Participant's participation in the Plan has ended.

               (e) A voluntary cash-out is a distribution to a Participant that meets each of the following requirements:

                    (i) the value of the Participant's Employer Contribution Account and Participant Voluntary Contribution Account exceeds Three Thousand Five Hundred Dollars ($3,500.00);

                    (ii) the distribution constitutes one hundred percent (100%) of the value of the Participant's vested interest in his Employer Contribution Account and one hundred percent (100%) of the value of any other accounts that are held for his benefit;

                    (iii) the distribution is made pursuant to the Participant's written consent; and

                    (iv) the distribution is made because the Participant's participation in the Plan has ended.

               (f) For purposes of determining whether a distribution qualifies as either an involuntary cash-out or a voluntary cash-out, any service of a Participant after the distribution shall be disregarded.

                                  ARTICLE 10
                                  ----------

                     AMENDMENT AND TERMINATION OF THE PLAN
                     -------------------------------------

               10.1 Right of Employer to Amend the Plan. The Employer shall
                    -----------------------------------
have the right at any time and from time to time to amend the Plan in whole or in part.

               10.2 Limitations on Right of Employer to Amend the Plan.
                    --------------------------------------------------
Notwithstanding any other provision of this Plan, no amendment to the Plan shall --

                    (i) cause any reduction in the amount of a Participant's accounts,

                    (ii) cause any reduction in a Participant's vested interest in his accounts,

                    (iii) eliminate a method of distribution contained in Paragraph 9.2 (Restrictions on Distribution), or
-------------

                    (iv) authorize or permit any part of the Fund to revert to the Employer or to be diverted to any purpose other than the exclusive benefit of the Participants or their Beneficiaries, except for any part that is required to pay taxes and administration expenses or any part that may revert to the Employer under the provisions of Paragraph 5.9 (Section 415 Limitations) and
                                 -------------
Paragraph 10.9 (Return of Employer Contributions Because of Failure of the Plan
--------------
to Qualify, Mistake of Fact, or Disallowance of Deduction).

               10.3 Partial Termination of the Plan by Employer.
                    -------------------------------------------

                    (a) The Employer shall have the right at any time to terminate the Plan with respect to a group of Participants (which shall constitute a partial termination of the Plan) by delivering to the Administrator and the Trustee written notice of such partial termination.

                    (b) Upon the partial termination of the Plan by the Employer with respect to a group of Participants or upon any other partial termination of the Plan, the Employer Contribution Account of each affected Participant shall become one hundred percent (100%) vested and shall not thereafter be subject to forfeiture.

               10.4 Termination of the Plan by Employer. The Employer shall
                    -----------------------------------
have the right at any time to terminate the Plan or its contributions to the Plan (which shall be deemed a termination) by delivering to the Administrator and the Trustee written notice of such termination or of permanent discontinuance of its contributions. Upon termination of the Plan or upon the permanent discontinuance of contributions, the Employer Contribution Account of each Participant shall become one hundred percent (100%) vested and shall not thereafter be subject to forfeiture.

          10.5 Procedure for Termination of the Plan. In the event of full or
               -------------------------------------
partial termination of the Plan or of permanent discontinuance of contributions, the Administrator shall instruct the Trustee to determine the value of the Fund (after payment of any expenses properly chargeable against the Fund) and to adjust each Participant's accounts in the manner provided in Article 5
                                                             ---------
(Allocation of Contributions). The Administrator shall also furnish instructions to the Trustee concerning the distribution to the affected Participants of their accounts. In either event, the distribution to the affected Participants of their accounts may be accomplished by (i) the continuance of the Trust and the Fund (despite the termination of the Plan) until such time as the Administrator in its discretion deems appropriate, or (ii) distribution, whether immediate or deferred, in any one or more of the methods specified in Article 9 (Methods and
                                                         ---------
Mediums of Distribution, Limitations, Etc.).

          10.6 Merger and Consolidation of the Plan - Transfer of Plan Assets.
               --------------------------------------------------------------
This Plan shall not be merged or consolidated with, nor shall any assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the other plan were to terminate after such merger, consolidation, or transfer would be equal to or greater than the benefits to which such Participant would have been entitled had this Plan been terminated immediately before such merger, consolidation, or transfer. The Trustee shall not transfer any assets or liabilities of this Plan until it has received written assurance from the Administrator that the provisions of this Paragraph
                                                                     ---------
10.6 have been complied with.
----

          10.7 Amendment of Vesting Schedule - Right to Elect Former Vesting
               -------------------------------------------------------------
Schedule.
--------

               (a) If the vesting schedule or any other provision of the Plan that directly or indirectly affects the computation of a Participant's vested interest is amended, a Participant who has completed three (3) or more Years of Service may elect, during the election period specified in Subparagraph (d) of
                                                           ----------------
this Paragraph 10.7, to have his vested interest in his Employer Contribution
     --------------
Account determined without regard to the Plan amendment.

               (b) Years of Service that are disregarded under the provisions of Subparagraph (c) of Paragraph 3.2 (Service) shall not be disregarded for
   ----------------    -------------
purposes of this Paragraph 10.7. A Participant shall be considered to have
                 --------------
completed three (3) Years of Service if he has completed three completed three (3) Years of Service if he has completed three (3) Years of Service before the end of the election period specified in Subparagraph (d) of
                                                           ----------------
this Paragraph 10.7.
     --------------

               (c) The Administrator shall provide each Participant who is entitled to make an election under this paragraph 10.7 with a written general
                                        --------------
explanation of (i) the Plan amendment and (ii) the Participant's right to elect to have his vested interest determined without regard to the Plan amendment.

               (d) The election provided for under this Paragraph 10.7 shall be
                                                        --------------
subject to the following conditions and restrictions:

                   (i) An election shall be made in writing on a form prescribed by the Administrator.

                   (ii) An election may be made at any time during the period beginning on the date the Plan amendment is adopted and ending sixty (60) days after the latest of the following dates:

                         (A) the date the Plan amendment is adopted;

                         (B) the date the Plan amendment becomes effective; or

                         (C) the date the Participant is provided written notice
of the Plan amendment.

                   (iii) An election, if timely made, shall be effective as of the date the prescribed form is filed with the Administrator.

                   (iv)  An election, once made, shall be irrevocable.

          10.8 Exclusive Benefit of Fund. No part of the Fund shall
               -------------------------
revert to the Employer or be diverted to any purpose other than the exclusive benefit of the Participants or their Beneficiaries, except for any part that is required to pay taxes or administrative expenses or any part that may revert to the Employer under the provisions of Paragraph 5.9 (Section 415 Limitations) and
                                     -------------
Paragraph 10.9 (Return of Employer Contributions Because of Failure of the Plan
--------------
to Qualify, Mistake of Fact, or Disallowance of Deduction).

          10.9 Return of Employer Contributions Because of Failure of the Plan
               ---------------------------------------------------------------
to Qualify, Mistake of Fact, or Disallowance of Deduction. Notwithstanding any
---------------------------------------------------------
other provision of this Plan --

                         (i)   if the Internal Revenue Service determines that
the Plan fails to qualify initially, the Administrator in its discretion may direct the Trustee to return to the Employer the portion of the Fund contributed by the Employer, less any expenses of the Trustee, and to return to each Participant the portion of the Fund contributed by the Participant, provided that the Fund be returned within one (1) year after the denial of qualification;

                         (ii)  if a contribution is made to the Plan by the
Employer under a mistake of fact, the Administrator in its discretion may direct the Trustee to return to the Employer the contribution (or the portion of the contribution that is attributable to the mistake), reduced by any loss attributable to the contribution (or the portion that is attributable to the mistake), provided that the contribution (or the portion that is attributable to the mistake) be returned within one (1) year after its payment; or

                         (iii) if a contribution made to the Plan by the
Employer is disallowed in whole or in part as a deduction under Section 404 of the Code, the Administrator in its discretion may direct the Trustee to return to the Employer the contribution (or the portion of the contribution that was disallowed), reduced by any loss attributable to the contribution (or the portion that was disallowed), provided that the contribution (or the portion that was disallowed) be returned within one (1) year after the disallowance.

                                  ARTICLE 11
                                  ----------

                          ADMINISTRATION OF THE PLAN
                          --------------------------

          11.1 Employer to be Administrator of the Plan. The Employer shall be
               ----------------------------------------
the Administrator of the Plan, unless the Employer has designated a person or committee as Administrator of the Plan in Article 1 and has delegated
                                          ---------
appropriate powers and duties and allocated appropriate responsibilities to such Administrator in accordance with Paragraph 11.2 (Delegation of Powers and Duties
                                 --------------
and Allocation of Fiduciary Responsibilities). The Employer, Trustee, and Administrator shall be "named fiduciaries" of the Plan within the meaning of
Section 402 of ERISA.

          11.2 Delegation of Powers and Duties and Allocation of Fiduciary
               -----------------------------------------------------------
Responsibilities. The Employer shall have the power to delegate any of its
----------------
powers or duties and to allocate fiduciary responsibilities, other than Trustee responsibilities relating to the control of Plan assets, to the Administrator and to such other fiduciaries and agents as it deems proper. The Employer shall make such delegations or allocations by means of a signed written document and shall deliver a copy of said document to the Trustee and to any other affected fiduciaries and agents. The Employer may revoke any such delegation or allocation by delivering a signed written document evidencing such revocation to the Trustee and to any other affected fiduciaries and agents. Any fiduciary or agent to whom powers or duties have been delegated or to whom responsibilities have been allocated by the Employer may resign by delivering a written resignation to the Employer and to any other affected fiduciaries and agents. If the Employer revokes any delegation of powers and duties or any allocation of fiduciary responsibilities that it has previously made, or if any fiduciary or agent appointed by the Employer shall resign, the Employer may re-delegate such powers and duties or reallocate such responsibilities as it deems appropriate.

          11.3 Powers of Administrator. The Administrator shall have the sole
               -----------------------
power, duty, and responsibility to direct the administration of the Plan in accordance with the provisions of Article 11, except for any powers, duties, or
                                  ----------
responsibilities allocated to other persons pursuant to Paragraph 11.2
                                                        --------------
(Delegation of Powers and Duties and Allocation of Fiduciary Responsibilities), and except for those powers and rights reserved to the Trustee that are necessary to enable it to properly administer the Trust. The Administrator shall administer the Plan for the best interests of the Participants and Beneficiaries and shall have among its powers, duties, and responsibilities the following:

               (i) to construe and interpret any provision of the Plan and Trust and to supply any omission or reconcile any inconsistency in such manner as it deems proper and to decide all questions that shall arise under the Plan;

               (ii) to decide all questions relating to the eligibility of Employees to participate in the Plan and to determine the amount, manner, and time of payment of any benefit to which any Participant or Beneficiary may be entitled;

               (iii) to make a determination as to the right of any Employee, Participant, or Beneficiary to any benefit under the Plan and to afford any person dissatisfied with such determination the right to a hearing thereon;

               (iv) to establish uniform rules and procedures to be followed by Participants and Beneficiaries in filing claims for benefits;

               (v) to receive from Employees and Participants such information as shall be necessary for the proper administration of the Plan;

               (vi) to prepare and distribute, in such manner as it determines to be appropriate, information explaining the Plan;

               (vii) to furnish Employees and Participants, upon request, such reports with respect to the administration of the Plan as are reasonable and appropriate;

               (viii) to file such reports and statements with the Secretary of Labor and the Secretary of the Treasury as are required by law;

               (ix) to receive and review the Trustee's reports of the financial condition and of the receipts and disbursements of the Fund;

               (x) to adopt such rules and actuarial tables as it deems necessary or desirable;

               (xi) to maintain and preserve a record for each Employee and Participant that shows all items of data and account balances required for the administration of the Plan; and

               (xii) to appoint such agents, whether ministerial or discretionary, as it deems necessary or desirable and to fix their compensation, within such limits as the Employer may have set.

All directions by the Administrator shall be conclusive on all parties concerned, including the Trustee, and all decisions of the Administrator as to the facts of any claim and the meaning, intent, or proper construction of any provision of the Plan, or as to the application of any rule or regulation to any claim shall be final and conclusive if no request for a review of such decision is filed pursuant to the provisions of Paragraph 11.12 (Claims Procedure).
                                       ---------------

          11.4  Rules for Operation of Committee.
                --------------------------------

                (a) If the Employer has designated a committee to serve as Administrator of the Plan, or if the Employer has delegated any of its powers or duties or allocated any of its fiduciary responsibilities to a committee that is not the Administrator, the operation of such committee shall be governed by the rules specified in this Paragraph 11.4. The members of the committee shall serve
                        --------------
at the pleasure of the Employer. The Employer may remove any member of the committee at any time and may appoint a successor by notifying all committee members in writing of such action. In addition, a member may resign at any time by delivering a written resignation to the Employer. The Employer shall notify the Trustee and any other affected fiduciaries and agents in writing of the membership of the committee if one is appointed, and of any changes therein as they occur from time to time. The Trustee and any other affected fiduciaries and agents shall be entitled to rely on the last such notification received until written notification to the contrary has been received from the Employer. The Employer shall also furnish the Trustee and any other affected fiduciaries and agents a certified copy of the signatures of the secretary and other members of the committee and the Trustee and any other affected fiduciaries and agents shall be entitled to rely upon such certified signatures.

                (b) The committee shall elect a chairman and a secretary from among its members. The committee shall act by majority vote. The members of the committee shall serve as such without compensation if they are Employees of the Employer. The committee may authorize one or more of its members to execute any document or documents on behalf of the committee, in which event the committee shall notify the Trustee and any other affected fiduciaries and agents in writing of the name or names of the person or persons so designated.

                (c) All acts and determinations of the committee shall be duly recorded by the secretary of the committee, or under his supervision, and all such records, together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of the secretary.

                (d) When making a determination or calculation, the committee shall be entitled to rely upon all information furnished by the Employer, Trustee, or any other fiduciary or agent and shall be fully protected by the Employer in respect of any action taken by the committee in good faith in reliance upon such information.

                (e) No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

          11.5  Records.  All acts and determinations of the Employer and
                -------
Administrator shall be duly recorded and all such records, together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of the Administrator. Copies of the Plan, Trust Agreement, and all forms and procedures shall be available to Employees, Participants, and Beneficiaries for examination at all reasonable times.

          11.6  Roster of Parties in Interest. If requested by the Trustee, the
                -----------------------------
Administrator shall assist the Trustee with the preparation of a roster of parties in interest with respect to the Plan.

          11.7  Good Faith Reliance on Records and Reports. The Employer,
                ------------------------------------------
Administrator, Trustee, Investment Manager, and any other fiduciaries or agents shall be entitled to rely in good faith upon all certificates and reports furnished by any consultant, actuary or other person or organization hired to render services in connection with the administration of the Plan.

          11.8  Standard of Conduct. The Employer, Administrator, Trustee, and
                -------------------
any other fiduciary appointed pursuant to the provisions of Paragraph 11.2
                                                            --------------
(Delegation of Powers and Duties and Allocation of Fiduciary Responsibilities), shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

          11.9  Indemnification by Employer.  The Employer shall indemnify all
                ---------------------------
persons to whom the Employer has delegated fiduciary duties, except the Trustee and any Investment Manager, consultant, actuary, or other person or organization hired to render services in connection with the administration of the Plan against any and all claims, loss, damages, expense, and liability arising from their responsibilities in connection with the Plan, unless the same is determined to be due to a breach of fiduciary obligation.

          11.10  Fiduciary Liability Insurance.  The Employer may purchase
                 -----------------------------
fiduciary liability insurance from its own funds covering itself and any fiduciary to whom it has delegated powers or duties or allocated fiduciary responsibilities, to cover any expense, loss, or liability resulting from any act or omission of such fiduciary or resulting from good faith reliance on advice rendered by any agent, including any consultant, actuary, or other person or organization hired to render services in connection with the administration of the Plan. If the Employer does not purchase such fiduciary liability insurance, the Administrator may purchase such insurance from the assets of the Plan for the benefit of itself and any other fiduciary, provided that such insurance permits recourse by the insurance carrier against the fiduciary in the case of a breach of fiduciary obligation, and provided, further, that such insurance shall not be purchased with assets of the Plan for the benefit of any fiduciary who is hired to render services to the Plan.

          11.11  Bonding.  Any person serving in a fiduciary capacity under the
                 -------
Plan shall be bonded unless specifically exempted from this requirement under ERISA. The amount of such bond shall be the greater of One Thousand Dollars ($1,000.00) or ten percent (10%) of the funds handled by that fiduciary, not exceeding Five Hundred Thousand Dollars ($500,000.00). Any person required to be bonded under this Paragraph 11.11 shall furnish the Administrator with evidence
                  ---------------
that an appropriate bond has been obtained.

          11.12  Claims Procedure.  If the claim of an Employee, Participant, or
                 ----------------
Beneficiary is wholly or partially denied, the Administrator, pursuant to procedures established by the Administrator, shall furnish the Employee, Participant, or Beneficiary whose claim for benefits has been denied written notice of such denial within a reasonable period of time after the date the original claim was filed. Such denial notice shall be written in language calculated to be understood by the average Participant and shall contain (i) the reason for denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional information needed to perfect the claim and an explanation of why such information is needed, and (iv) an explanation of the Plan's claim procedure. Such denial notice shall also advise the Employee, Participant, or Beneficiary of his right to make written application for review of his claim within a reasonable time (not less than sixty (60) days after his receipt of the denial notice) and of his right to request that the review be in the nature of a hearing. The Employee, Participant, or Beneficiary shall have the right to (i) be represented by counsel, (ii) review pertinent documents, and (iii) submit comments in writing. A decision on any such review shall be rendered promptly but not later than sixty (60) days after receipt of the Employee's, Participant's, or Beneficiary's application for review unless circumstances beyond the control of the Administrator require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the application for review.

          11.13  Procedure for Establishing Funding Policy.  As of the last day
                 -----------------------------------------
of each Plan Year, the Administrator shall compile a list of the Participants, their ages, and such other information as the Employer may request. After reviewing this information, the Employer shall determine the financial needs of the Plan and adopt an appropriate funding policy. The funding policy, together with the reasons for its adoption, shall be reduced to writing and a copy shall be furnished to the Administrator, the Trustee, and any other affected fiduciaries and agents.

                                  ARTICLE 12
                                  ----------

                              GENERAL PROVISIONS
                              ------------------

          12.1  Construction.  The Employer's intent and purpose in executing
                ------------
this instrument is to establish or to continue a qualified plan to which its contributions will be deductible. All questions arising in the construction and administration of the Plan shall be resolved accordingly. In the construction of the Plan the masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate. The Plan shall be construed in accordance with ERISA. To the extent that ERISA shall be held not to have preempted local law, the Plan shall be construed in accordance with the laws of the State of Tennessee. The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of its provisions.

          12.2  Prohibition Against Assignment, Etc.
                -----------------------------------

                (a) No Participant or Beneficiary shall have the right to assign, mortgage, pledge, hypothecate, alienate, commute, or anticipate any benefit, payment, or distribution under this Plan.

                (b)  Except as provided in Subparagraphs (c) and (d) of this
                                           -----------------     ---
Paragraph 12.2, neither the Administrator nor the Trustee shall recognize any
--------------
assignment, mortgage, pledge, hypothecation, alienation, or other transfer by a Participant or Beneficiary of all or any part of his interest under this Plan, and such interest shall not be subject to transfer by operation of law, and shall be exempt from any claim of any creditor of a Participant or Beneficiary or from any order, decree, levy, garnishment, execution, or other legal or equitable process against a Participant or Beneficiary, to the fullest extent permitted by law.

                (c)  Subparagraph (b) of this Paragraph 12.2 shall not apply to
                     ----------------         --------------
any claim that the Trustee may have against a Participant or Beneficiary for any debt owed to this Plan. Whenever any benefit, payment, or distribution is to be made to or for the benefit of a Participant or Beneficiary, the Trustee shall retain from such benefit, payment, or distribution an amount equal to such debt, which amount shall be applied by the Trustee against such debt. Prior to retaining any such amount, the Administrator shall notify the Participant or Beneficiary, in writing, that such debt is to be paid, in whole or in part, from such benefit, payment, or distribution. If the Participant or Beneficiary does not agree that such debt is a valid claim, the Participant or Beneficiary shall be entitled to review the validity of the claim in accordance with the procedure established in Paragraph
                                                                      ---------
11.12 (Claims Procedure).
-----

                   (d)  Subparagraph (b) of this Paragraph 12.2 shall not apply
                        ----------------         --------------
to a domestic relations order that the Administrator determines to be a "qualified domestic relations order" as described in Section 414(p) of the Code or to any other domestic relations order permitted to be treated as a qualified domestic relations order under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine if a domestic relations order is a qualified domestic relations order and to administer distributions under qualified domestic relations orders.

              (e) Notwithstanding any other provision of this Plan, a former spouse of a Participant shall be treated as the Participant's spouse to the extent required under a qualified domestic relations order.

        12.3  Discrimination.  The Administrator shall administer the Plan in a
              --------------
uniform and consistent manner with respect to all Participants and shall not permit discrimination in favor of officers, stockholders, or highly-paid Employees.

        12.4  Benefits Supported Only by Plan Assets.  Any person having any
              --------------------------------------
claim under the Plan shall look solely to the assets of the Plan for satisfaction.

        12.5  Notification of Employees and Participants Regarding Applications
              -----------------------------------------------------------------
for Determination and Declaratory Judgments. The Administrator shall notify each
-------------------------------------------
Employee and Participant of --

                   (i) any application to the Internal Revenue Service for a determination as to the qualified status of the Plan and Trust under Sections 401 and 501 of the Code and shall inform him of his rights to comment upon the application and to request the Department of Labor also to comment upon the application; and

                   (ii) his right to file an action for a declaratory judgment in the United States Tax Court if he disagrees with the determination made by the Internal Revenue Service, provided he has first exhausted all of his administrative remedies.

        12.6  Legal Actions. The Administrator, Employer, and Trustee shall be
              -------------
the only necessary parties to any action or proceeding involving the Plan or its administration. Process may be served upon the agent designated in Article 1,
                                                                   ---------
and no Participant, Beneficiary, or any other person having or claiming an interest in the Plan shall be entitled to any notice or process. Any final judgment that is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the Administrator, Employer, Trustee, and all persons having or claiming an interest in the Plan.

          12.7  Payment of Claims.  Any payment to a Participant or Beneficiary,
                -----------------
or to the legal representatives of either, in accordance with the provisions of the Plan, shall, to the extent of such payment, be in full satisfaction of all claims against the Trustee, Administrator, and Employer. The Trustee, Administrator, and Employer may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, Administrator, and Employer.

                                  ARTICLE 13
                                  ----------

                          TOP-HEAVY PLAN REQUIREMENTS
                          ---------------------------

          13.1  General Limitation.
                ------------------

                (a) For any Plan Year beginning after December 31, 1983, in which this Plan is a Top-Heavy Plan or a Super Top-Heavy Plan, the provisions of this Article 13 shall supersede any conflicting provisions of this Plan.
     ----------

                (b)  Notwithstanding any other provision of this Article 13, the
                                                                 ----------
provisions of the following paragraphs of this Article 13 shall not apply to any
                                               ----------
person included in a unit of Employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between Employee representatives and the Employer:

                Paragraph 13.2 (Limitation on Annual Compensation)
                --------------

                Paragraph 13.3 (Vesting)
                --------------

                Paragraph 13.4 (Minimum Benefit)
                --------------

                Paragraph 13.5 (Additional Minimum Benefit)
                --------------

          13.2  Limitation on Annual Compensation. For any Plan Year in which
                ---------------------------------
this Plan is a Top-Heavy Plan, only the first Two Hundred Thousand Dollars ($200,000.00) of the Annual Compensation of a Participating Employee shall be taken into account for purposes of determining the minimum benefit of the Participating Employee under Paragraph 13.4 (Minimum Benefit) and Paragraph 13.5
                             --------------                       --------------
(Additional Minimum Benefit). The dollar amount in the preceding sentence shall be automatically adjusted each year, beginning with the calendar year 1988, for cost-of-living increases under Section 415(d) of the Code.

          13.3  Vesting.
                -------

                (a) For any Plan Year in which this Plan is a Top-Heavy Plan, the vested interest of a Participating Employee, except a Participating Employee described in Subparagraph (b) of this Paragraph 13.3, in his Employer
             ----------------         --------------
Contribution Account shall be determined in accordance with the top-heavy vesting schedule specified in Article 1.
                              ---------

                (b) If this Plan becomes a Top-Heavy Plan, the top-heavy vesting schedule specified in Article 1 shall not apply
                              ---------
to a Participating Employee who is not credited with an Hour of Service after this Plan becomes top-heavy.

                (c) If this Plan becomes a Top-Heavy Plan and later ceases to be top-heavy --

                     (i) the vesting schedule that shall apply for Plan Years after the Plan ceases to be top-heavy shall be determined in accordance with
Article 1,
---------

                     (ii) the portion of a Participating Employee's Employer Contribution Account that was vested when the Plan ceased to be top-heavy shall remain vested,

                     (iii) a Participating Employee with three (3) or more Years of Service when the Plan ceases to be top-heavy may elect to remain under the top-heavy vesting schedule specified in Article 1 in accordance with Paragraph
                                        ---------                    ---------
10.7 (Amendment of Vesting Schedule - Right to Elect Former Vesting Schedule),
---
and

                     (iv) the vested interest of a Participating Employee in his Employer Contribution Account shall not be forfeited under any other provision of this Plan relating to --

                           (A)  a forfeiture upon withdrawal of mandatory
employee contributions, or

                           (B)  a suspension of benefits upon reemployment.

          13.4  Minimum Benefit.
                ---------------

                (a)  Except as provided in Subparagraphs (d) and (e) of this
                                           -----------------     ---
Paragraph 13.4, for any Plan Year in which this Plan is a Top-Heavy Plan, each
--------------
Participating Employee, as defined in Subparagraph (b) of this Paragraph 13.4,
                                      ----------------         --------------
shall be entitled to receive a minimum benefit (consisting of Employer contributions or forfeitures, or both) for the Plan Year as specified in Article
                                                                         -------
1. Such minimum benefit shall not be less than the smaller of the following
-
percentages of the Participating Employee's Annual Compensation for the Plan
Year:

                     (i)   three percent (3%), or

                     (ii) the largest percentage of Annual Compensation received by any Key Employee for the Plan Year.

                (b) "Participating Employee" shall mean either a Participant or an Employee, but not a Key Employee, who satisfies the eligibility requirements specified in Article 1 and who is employed by the Employer on the last day of
             ---------
the Plan Year.

                (c) A Participating Employee shall be entitled to receive a minimum benefit for a Plan Year even though --

                     (i) he fails to make mandatory employee contributions to the Plan,

                     (ii) he has Compensation of less than a stated dollar amount, or

                     (iii) he is credited with less than one thousand (1,000) Hours of Service for the Plan Year.

                (d) If the amount of Employer contributions and forfeitures allocated to a Participating Employee under Article 5 (Allocation of
                                            ---------
Contributions) for a Plan Year is equal to or greater than the minimum benefit and, if applicable, the additional minimum benefit to which the Participating Employee is entitled under this Article 13, no additional Employer contributions
                                ----------
and forfeitures shall be allocated to the Participating Employee under this
Article 13 for the Plan Year.
----------

                (e)  The minimum benefit requirements of this Article 13 shall
                                                              ----------
not apply to a Participating Employee who is participating under another Top-Heavy Plan maintained by the Employer, to the extent that the Employer has provided that the minimum benefit requirement that applies to Top-Heavy Plans will be satisfied in such other plan.

          13.5  Additional Minimum Benefit.  If, for any Plan Year in which this
                --------------------------
Plan is a Top-Heavy Plan, a Participating Employee is also participating under a defined benefit Top-Heavy Plan maintained by the Employer, such Participating Employee shall be entitled to receive an additional minimum benefit (consisting of Employer contributions or forfeitures, or both) for the Plan Year as specified in Article 1.
             ---------

          13.6  Modification of Section 415 Limitations.
                ---------------------------------------

                (a)  Except as provided in Subparagraph (b) of this Paragraph
                                           ----------------         ---------
13.6, if, for any Plan Year in which this Plan is a Top-Heavy Plan, a
----
Participating Employee is also participating under a defined benefit Top-Heavy Plan maintained by the Employer

                     (i)   the dollar limitations in Subparagraphs (d)(i)(A) and
                                                     -----------------------
(d)(ii)(A) of Paragraph 5.9 (Section 415 Limitations) shall be multiplied by 1.0
----------    -------------
instead of 1.25; and

                     (ii) the transition fraction for defined contribution plans contained in Subparagraph (e)(v) of Paragraph 5.9 (Section 415
                   -------------------    -------------
Limitations) and in Section 415(e)(6) of the Code shall be applied by substituting "$41,500.00" for "$51,875.00."

                (b)  Subparagraph (a) of this Paragraph 13.6 shall not apply for
                     ----------------         --------------
any Plan Year in which this Plan satisfies both of the following conditions:

                     (i)   this Plan is not a Super Top-Heavy Plan, and

                     (ii) this Plan would satisfy the minimum benefit requirements of Paragraph 13.4 (Minimum Benefit) if the percentage of Annual
                --------------
Compensation contained in Subparagraph (a)(i) of Paragraph 13.4 (Minimum
                          -------------------    --------------
Benefit) was increased to four percent (4%). No increase would be made in "the largest percentage of Annual Compensation received by any Key Employee for the Plan Year."

                (c)  If the provisions of Subparagraph (a) of this Paragraph
                                          ----------------         ---------
13.6 would cause the combined Section 415 limitations on benefits and
----
contributions contained in Subparagraph (c) of Paragraph 5.9 (Section 415
                           ----------------    -------------
Limitations) to be exceeded for a Participating Employee, the provisions of Subparagraph (a) of this Paragraph 13.6 shall be suspended as to the
----------------         --------------
Participating Employee until such time as he no longer exceeds the combined
Section 415 limitations on benefits and contributions as modified by Subparagraph (a) of this Paragraph 13.6. During the period of such suspension,
----------------         --------------
no Employer contributions, forfeitures, or voluntary nondeductible employee contributions shall be allocated to such Participating Employee under this Plan or under any other defined contribution plan maintained by the Employer, and no additional benefit accruals shall be provided such Participating Employee under any defined benefit plan maintained by the Employer.

          13.7  Coordination of Minimum Benefits If Employer Maintains Other
                ------------------------------------------------------------
Top-Heavy Plans. If, for any Plan Year in which this Plan is a Top-Heavy Plan,
---------------
the Employer maintains other Top-Heavy Plans, and if a Participating Employee is also participating under another Top-Heavy Plan maintained by the Employer, the minimum benefit requirement that applies to Top-Heavy Plans shall be satisfied in the manner specified in Article 1.
                           ---------

          13.8  Determination of Top-Heaviness.
                ------------------------------

                (a) For any Plan Year beginning after December 31, 1983, a plan shall be a Top-Heavy Plan and an aggregation group shall be a Top-Heavy Group if any one of the conditions in the following subparagraphs of this Subparagraph
                                                                 ------------
(a) exists:
---

                     (i) A defined benefit plan shall be a Top-Heavy Plan if, as of the Determination Date --

                            (A)  the sum of the present values of the Accrued
Benefits of all Key Employees exceeds sixty percent (60%) of the sum of the present values of the Accrued Benefits of all Participating Employees, and

                            (B)  the plan is not part of a Required Aggregation
Group or a Permissive Aggregation Group.

                     (ii) A defined contribution plan shall be a Top--Heavy Plan if, as of the Determination Date --

                            (A)  the sum of the Account Balances of all Key
Employees exceeds sixty percent (60%) of the sum of the Account Balances of all Participating Employees, and

                            (B)  the plan is not part of a Required Aggregation
Group or a Permissive Aggregation Group.

                     (iii) A Required Aggregation Group or a Permissive Aggregation Group shall be a Top-Heavy Group if, as of the Determination Date, the sum of --

                            (A)  the present values of the Accrued Benefits of
all Key Employees under all defined benefit plans included in the aggregation group and

                            (B)  the Account Balances of all Key Employees under
all defined contribution plans included in the aggregation group exceeds sixty percent (60%) of a similar sum determined for all Participating Employees under all plans included in the aggregation group.

                     (iv) A plan that, when considered by itself, is not a Top-Heavy Plan, but that is part of a Required Aggregation Group but is not part of a Permissive Aggregation Group, shall be a Top-Heavy Plan if, as of the Determination Date, the Required Aggregation Group is a Top-Heavy Group.

                     (v) A plan that, when considered by itself, is not a Top-Heavy Plan, but that is part of a Required Aggregation Group and of a Permissive Aggregation Group, shall be a Top-Heavy Plan if, as of the Determination Date, the Permissive Aggregation Group is a Top-Heavy Group.

                (b) A plan that, when considered by itself, is not a Top-Heavy Plan, and that is not part of a Required Aggregation Group, but that is part of a Permissive Aggregation Group, shall not be a Top-Heavy Plan although, as of the Determination Date, the Permissive Aggregation Group is a Top-Heavy Group.

          13.9   Determination of Super Top-Heaviness. For any Plan Year
                 ------------------------------------
beginning after December 31, 1983, a Top-Heavy Plan shall be a Super Top-Heavy Plan if any one of the conditions in Paragraph 13.8 (Determination of Top-
                                     --------------
Heaviness) would exist if "ninety percent (90%)" were substituted for "sixty percent (60%)" at each place "sixty percent (60%)" appears in Paragraph 13.8
                                                              --------------
(Determination of Top-Heaviness).

          13.10  Determination of Accrued Benefit and Account Balance.
                 ----------------------------------------------------

                 (a) The Accrued Benefit of a Participating Employee shall be determined as follows:

                      (i) In the case of a Participating Employee under an unaggregated defined benefit plan, "Accrued Benefit" shall mean the present value of the Participating Employee's accrued benefit under the defined benefit plan, and, in the case of a Participating Employee under an aggregated defined benefit plan, shall mean the sum of the present values of the Participating Employee's accrued benefits under all defined benefit plans included in the aggregation group, determined, in both cases, as of the most recent valuation date that falls within or ends with the twelve-month period ending on a Determination Date.

                      (ii) For the first Plan Year only, the Accrued Benefit of an active Participating Employee shall be determined either --

                             (A)  as if the Participating Employee terminated
service on the last day of the Plan Year, or

                             (B)  as if the Participating Employee terminated
service as of the valuation date, but taking into account the Participating Employee's estimated Accrued Benefit as of the Determination Date. For succeeding Plan Years, the Accrued Benefit of an active Participating Employee shall be determined as if the Participating Employee terminated service as of the most recent valuation date that falls within or ends with the twelve-month period ending on the Determination Date.

                      (iii) The actuarial assumptions used to determine present value shall be reasonable. They shall include an interest assumption and a post-retirement mortality assumption. They may include a pre-retirement mortality assumption and an assumption as to future increases in the cost of living. They shall not include assumptions as to future withdrawals or future salary increases. In the case of a plan for which the qualified joint and survivor annuity is the normal form, the spouse of a Participating Employee may be assumed to be the same age as the Participating Employee.

                 (b) The Account Balance of a Participating Employee shall be determined as follows:

                      (i) In the case of a Participating Employee under an unaggregated defined contribution plan, "Account Balance" shall mean the sum of a Participating Employee's accounts under the defined contribution plan, and, in the case of a Participating Employee under an aggregated defined contribution plan, shall mean the sum of the Participating Employee's accounts under all defined contribution plans included in the aggregation group, determined, in both cases, as of the most recent valuation date that falls within or ends with the twelve-month period ending on a Determination Date.

                      (ii) In the case of a simplified employee pension plan, at the election of the Administrator, the sum of the Employer's contributions to the plan may be considered to be the Account Balance of a Participating Employee.

                 (c) The Accrued Benefit and the Account Balance of a Participating Employee shall include any Employer contributions and employee contributions, except voluntary deductible employee contributions, that may be due but are unpaid as of a Determination Date.

                 (d) The Accrued Benefit and the Account Balance of a Participating Employee shall include any distributions that were made to (or with respect to) the Participating Employee from a plan during the five-year period ending on a Determination Date, or from a terminated plan that, if it had not been terminated, would have been required to be included in an aggregation group.

                 (e) The Accrued Benefit and the Account Balance of a Participating Employee shall include or shall not include rollover distributions and direct plan-to-plan transfers in accordance with the following rules:

                      (i) If the transfer is an unrelated transfer (a transfer that is initiated by the Participating Employee and that is made from a plan maintained by the Employer to a plan maintained by an unrelated employer), the transferring plan shall include the amount transferred. The receiving plan shall also include the amount transferred if it was accepted prior to December 31, 1983, but shall not include it if it was accepted after December 31, 1983.

                      (ii) If the transfer is a related transfer (a transfer that is not initiated by the Participating Employee or that is made between plans maintained by the Employer), the transferring plan shall not include the amount transferred, but the receiving plan shall include the amount transferred.

For purposes of this Subparagraph (e), all employers aggregated under the rules
                     ----------------
of Sections 414(b), (c), and (m) of the Code shall be considered to be a single employer.

                 (f) The Accrued Benefit and the Account Balance of a Participating Employee who has been, but no longer is, a Key Employee shall be disregarded.

                 (g) The Accrued Benefit and the Account Balance of a Participating Employee who has not performed any service for the Employer during the five-year period ending on a Determination Date shall be disregarded.

                 (h) For an aggregated plan, the value of the Accrued Benefit and the Account Balance of a Participating Employee shall be calculated with reference to the Determination Date that falls within the same calendar year.

          13.11  Aggregation of Plans. For purposes of determining whether a
                 --------------------
plan is part of a Top-Heavy Group, the following rules shall apply:

                      (i) All qualified plans maintained by the Employer in which a Key Employee participates shall be aggregated with each other. Each other qualified plan maintained by the Employer that enables a plan in which a Key Employee participates to meet the requirements of Section 401(a) (4) or
Section 410 of the Code shall also be aggregated. Such plans shall comprise a "Required Aggregation Group."

                      (ii) One or more other qualified plans maintained by the Employer that are not required to be aggregated, may be aggregated either with each other or with a Required Aggregation Group, if such Required Aggregation Group would continue to meet the requirements of Section 410(a) (4) and Section 410 of the Code with such other plan or plans being taken into account. Such plans shall comprise a "Permissive Aggregation Group."

                      (iii) Collectively-bargained plans that include a Key Employee shall be aggregated with any Required Aggregation Group of plans maintained by the Employer. Collectively-bargained plans that do not include a Key Employee may be aggregated with a Permissive Aggregation Group of plans maintained by the Employer.

          13.12  Affiliated Employers. The purposes of this Article 13, all
                 --------------------                       ----------
employees of each member of a group described below shall be treated as if employed by the Employer:

                      (i) a group that constitutes a controlled group of corporations, as defined in Section 414(b) of the Code as modified by Section 415(h) of the Code, if the Employer is a member of the group;

                      (ii) a group that conducts a trade or business, whether or not incorporated, that is under common control, as defined in Section 414(c) of the Code as modified by Section 415(h) of the Code, if the Employer is a member of the group; or

                      (iii) a group that constitutes an affiliated service group, as defined in Section 414(m) of the Code, if the Employer is a member of the group.

          13.13  Definitions That Relate to Top-Heavy Plans.  When used in this
                 ------------------------------------------
Article 13, each term defined in this Paragraph 13.13 shall have the following
----------                            ---------------
meaning unless a different meaning is clearly required by the context. Each such defined term shall be construed in accordance with the provisions of Section 416 of the Code and the regulations thereunder.

                 (a)  Account Balance - shall have the meaning specified in
                      ---------------
Paragraph 13.10 (Determination of Accrued Benefit and Account Balance).
---------------

                 (b)  Accrued Benefit - shall have the meaning specified in
                      ---------------
Paragraph 13.10 (Determination of Accrued Benefit and Account Balance).
---------------

                 (c)  Annual Compensation - shall have the meaning specified in
                      -------------------
Subparagraph (c)(ii) of Paragraph 5.9 (Section 415 Limitations).
--------------------    -------------

                 (d)  Determination Date - shall mean, with respect to any Plan
                      ------------------
Year --

                      (i)    the last day of the preceding Plan Year, or

                      (ii) in the case of the first Plan Year of a plan, the last day of such Plan Year.

                 (e)  Employee - shall mean an individual who is employed by the
                      --------
Employer and the beneficiary of such individual.

                 (f)  Participating Employee - shall mean an Employee who
                      ----------------------
becomes a Participant in accordance with the provisions of Article 3
                                                           ---------
(Participation, Service, Etc.) and any other Employee who is entitled to a minimum benefit under Paragraph 13.4 (Minimum Benefit).
                      --------------

                 (g)  Permissive Aggregation Group - shall have the meaning
                      ----------------------------
specified in Paragraph 13.11 (Aggregation of Plans).
             ---------------

                 (h)  Required Aggregation Group - shall have the meaning
                      --------------------------
specified in Paragraph 13.11 (Aggregation of Plans).
             ---------------

                 (i)  Super Top-Heavy Plan - shall have the meaning specified in
                      --------------------
Paragraph 13.9 (Determination of Super Top-Heaviness).
--------------

                 (j)  Top-heavy Group - shall have the meaning specified in
                      ---------------
Paragraph 13.8 (Determination of Top-Heaviness).
---------------

                 (k)  Top-Heavy Plan - shall have the meaning specified in
                      --------------
Paragraph 13.8 (Determination of Top-Heaviness).
--------------

                                  ARTICLE 14
                                  ----------

                  ADOPTION OF PLAN BY PARTICIPATING EMPLOYERS
                  -------------------------------------------

          14.1  Adoption of the Plan by Participating Employers. Notwithstanding
                -----------------------------------------------
any other provision of this Plan, the Employer may authorize any corporation or other business organization, whether or not an affiliate or subsidiary of the Employer, to adopt this Plan for the benefit of its employees and to participate herein and to be known as a Participating Employer. Any such adoption by a Participating Employer and the Employer's authorization of such adoption shall be made in writing by execution of this document or by execution of a separate adoption agreement.

          14.2  Construction of the Plan with Respect to Participating
                ------------------------------------------------------
Employers.  Except as provided in Paragraph 14.3 (Employer Appointed Agent of
---------                         --------------
Participating Employers) and in Paragraph 14.4 (Decisions and Directions of
                                --------------
Employer and Administrator Binding Upon Participating Employers), whenever Articles 1 through 13 of the Plan are to be construed with respect to a matter
----------         --
involving a Participating Employer and its Employees, then, in all cases where such meanings would be appropriate, "Employer" shall mean the Participating Employer, "Employee" shall mean an individual who is employed by the Participating Employer, and "Participant" shall mean an employee of the Participating Employer who becomes a Participant.

          14.3  Employer Appointed Agent of Participating Employers. Each
                ---------------------------------------------------
Participating Employer shall appoint the Employer as its agent to exercise on its behalf all of the powers and authority conferred upon the Employer and the Administrator by the Plan and the Trust, including, with limitation, the power to amend and to terminate the Plan and the Trust. The authority of the Employer to act as the agent of a Participating Employer shall terminate only if the Participating Employer ceases to participate in the Plan as provided in Paragraph 14.7 (Termination of Participation by Participating Employers).
--------------

          14.4  Decisions and Directions of Employer and Administrator Binding
                --------------------------------------------------------------
Upon Participating Employers. All decisions and Directions of the Employer and
----------------------------
the Administrator shall be binding upon a Participating Employer and upon its Employees who are Participants.

          14.5  Participating Employer's Contribution. All contributions made by
                -------------------------------------
a Participating Employer to this plan shall be determined separately on the basis of its Net Profit and shall be paid to and held by the Trustee for the exclusive benefit of the employees of such Participating Employer and the beneficiaries of such employees, subject to all the terms and conditions of this Plan. Any forfeiture by an employee of a

Participating Employer which is to be allocated during a Plan Year shall be allocated only for the exclusive benefit of the employees of such Participating Employer in accordance with the provisions of this Plan. On the basis of this information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer and the Accounts of the employees of each Participating Employer.

          14.6  Trust for Participating Employer. Each Participating Employer
                --------------------------------
shall be required to use the Trustee designed by the Employer for this plan. The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by the Employer and all Participating Employers, as well as all earnings thereon. The Trustee shall maintain records showing the respective interests of the Employer and each Participating Employer. Any expenses of the Trust shall be paid by the Employer or by the Trust Fund of each Participating Employer in the same proportion that the total value of the Accounts of Participants employed by such Participating Employer bears to the total value of the Accounts of all Participants.

          14.7  Termination of Participation by Participating Employers. A
                -------------------------------------------------------
Participating Employer shall have the right at any time to terminate its participation in the Plan, and the Employer shall have the right at any time to terminate the participation in the Plan or any Participating Employer, by delivering to both the Administrator and the Trustee a written notice of such termination. Upon the termination of participation by a Participating Employer, the Administrator shall direct the Trustee to transfer the Accounts of the employees (including former employees and beneficiaries of such employees) of the Participating Employer to the successor trustee or other funding agent designated by the terminating Participating Employer. If the terminating Participating Employer does not establish a separate plan for its Employees, the assets allocated by the affected Participants shall be used by the Trustee solely to provide benefits to or on behalf of the affected Participants.

                                  ARTICLE 15
                                  ----------
                              ELIGIBLE ROLLOVERS
                              ------------------

          15.1 This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at any time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          15.2  Definitions.
                -----------

                (i)    Eligible rollover distribution: An eligible rollover
                       ------------------------------
distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life) expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401 (a) (9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                (ii)   Eligible retirement plan: An eligible retirement plan is
                       ------------------------
an individual retirement account described in Section 48(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                (iii)  Distributee: A distributee includes an Employee or former
                       -----------
Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                (iv)   Direct rollover: A direct rollover is a payment by the
                       ---------------
Plan to the eligible retirement plan specified by the distributee.

          IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has executed this Amended and Restated Plan as of the 21st day of October, 1993.


                                       WORLD CARPETS, INC.


                                       /s/ Martha A. McCorkle

                                       By  Vice President of Financial Services
                                         ---------------------------------------
                                                (Title)